As filed with the Securities and Exchange Commission on February 19, 2002

                                                     Registration No. 33

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       |_| Pre-Effective Amendment No.__
                       |_| Post-Effective Amendment No.__

                             NEW ENGLAND ZENITH FUND
               (Exact Name of Registrant as Specified in Charter)

                                  617-578-1388
                        (Area Code and Telephone Number)

                501 Boylston Street; Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

                                 Thomas M. Lenz
                              MetLife Advisers, LLC
                               501 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                                    Copy to:
                                  John M. Loder
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110
                            -------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

                            -------------------------

It is proposed that this filing will become effective on March 21, 2002 pursuant to Rule 488.

                            -------------------------

No filing fee is required because an indefinite number of shares have previously been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                         Metropolitan Series Fund, Inc.
                501 Boylston Street, Boston, Massachusetts 02116

Dear Life Insurance Policy and Annuity Contract Owners:

         The Metropolitan Series Fund, Inc. will hold a special meeting of shareholders of the State Street Research Income Portfolio (the "Fund") on April 26, 2002 at 2:00 p.m. Eastern Time at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. At the meeting, shareholders of the Fund will be asked to vote on the acquisition of the Fund by the State Street Research Bond Income Series (the "Zenith Series"), a series of the New England Zenith Fund. A formal Notice of Special Meeting of Shareholders appears on the next page, followed by the combined Prospectus/Proxy Statement, which explains in more detail the proposal to be considered.

         The acquisition of the Fund has been proposed as part of an overall plan of the insurance companies in the MetLife enterprise (the "Insurance Companies") to streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by the Insurance Companies. Like the Fund, the Zenith Series is currently offered only to separate accounts of the Insurance Companies and is advised by MetLife Advisers, LLC and subadvised by State Street Research & Management Company. Please review the enclosed Prospectus/Proxy Statement for a more detailed description of the proposed acquisition of the Fund and the specific reasons it is being proposed.

         Although you are not a shareholder of the Fund, as an owner of a variable life insurance or variable annuity contract issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the meeting. You may give voting instructions for the number of shares of the Fund attributable to your life insurance policy or annuity contract as of the record time of 4:00 p.m. Eastern Time on February 5, 2002.

         YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

         Please take a few moments to review the details of the proposal. If you have any questions regarding the acquisition of the Fund, please feel free to call the contact number listed in the enclosed Prospectus/Proxy Statement. We urge you to vote at your earliest convenience.

         We appreciate your participation and prompt response in these matters and thank you for your continued support.

Very truly yours,

/s/ Anne Goggin, President
March 22, 2002

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 26, 2002

                         METROPOLITAN SERIES FUND, INC.
                     STATE STREET RESEARCH INCOME PORTFOLIO

         NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the State Street Research Income Portfolio (the "Met Series"), a series of the Metropolitan Series Fund, Inc., will be held at 2:00 p.m. Eastern Time on Friday, April 26, 2002, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116 for these purposes:

         1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Met Series to, and the assumption of all of the liabilities of the Met Series by, the State Street Research Bond Income Series (the "Zenith Series"), a series of the New England Zenith Fund, in exchange for shares of the Zenith Series and the distribution of such shares to the shareholders of the Met Series in complete liquidation of the Met Series.

         2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record as of 4:00 p.m. Eastern Time on February 5, 2002 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Board of Directors,


                                             Thomas M. Lenz, Secretary

March 22, 2002

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           Prospectus/Proxy Statement
                                 March 22, 2002

Acquisition of the Assets and Liabilities of the Metropolitan Series Fund, Inc. State Street Research Income Portfolio
c/o Metropolitan Series Fund, Inc.
501 Boylston Street
Boston, Massachusetts  02116
1-800-356-5015

By and in Exchange for Shares of the New England Zenith Fund State Street Research Bond Income Series
c/o New England Zenith Fund
501 Boylston Street
Boston, Massachusetts  02116
1-800-356-5015

Table of Contents

I.   Questions and Answers ...........................................................    4
     ---------------------

II.  Proposal - Acquisition of the Metropolitan Series Fund, Inc. State Street
     --------
     Research Income Portfolio by the New England Zenith Fund State Street
     Research Bond Income Series .....................................................    8
         The Proposal ................................................................    8
         Principal Investment Risks ..................................................    9
         Information about the Merger ................................................    9
         Shares to be Issued .........................................................   10
         Reasons for the Merger ......................................................   11
         Information About the Adviser and Subadviser ................................   12
         Performance Information .....................................................   12
         Information About the Rights of Shareholders ................................   14
         Federal Income Tax Consequences .............................................   19
         Required Vote for the Proposal ..............................................   21

III. General Information .............................................................   21
     -------------------
         Voting Information ..........................................................   21


Appendix A - Merger Agreement ........................................................  A-1
Appendix B - Information About the State Street Research Bond Income Series and
     the New England Zenith Fund .....................................................  B-1
Appendix C - Capitalization ..........................................................  C-1
Appendix D - Management's Discussion of Fund Performance for the State Street
     Research Bond Income Series .....................................................  D-1
Appendix E - Management's Discussion of Fund Performance for the State Street
     Research Income Portfolio .......................................................  E-1

Introduction

         This Prospectus/Proxy Statement contains information you should know before voting on the proposed merger of the State Street Research Income Portfolio (the "Met Series"), a series of the Metropolitan Series Fund, Inc. (the "Fund"), into the State Street Research Bond Income Series (the "Zenith Series," and, together with the Met Series, the "Series"), a series of the New England Zenith Fund (the "Trust"), to be considered at a Special Meeting of Shareholders of the Met Series (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on April 26, 2002, at the offices of MetLife Advisers, LLC ("MetLife Advisers"), 501 Boylston Street, Boston, Massachusetts 02116. Please read this Prospectus/Proxy Statement and keep it for future reference.

     The proposal (the "Proposal") in this Prospectus/Proxy Statement relates to the proposed merger of the Met Series into the Zenith Series (the "Merger"). Please note that, although the Merger is being referred to as a "merger," technically it will take the form of an asset sale transaction. Shares of each Series are currently offered only to separate accounts established by New England Life Insurance Company, Metropolitan Life Insurance Company ("Met Life") or other affiliated insurance companies (the "Insurance Companies"). Each Insurance Company is the legal owner of shares of the Met Series and has the right to vote those shares at the Meeting. Although you are not a shareholder of the Met Series, as an owner of a variable life insurance or variable annuity contract issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the Meeting.

     If the Merger occurs, your contract will be invested in shares of the Zenith Series. The Zenith Series seeks a competitive total return primarily from investing in fixed-income securities. If the Agreement and Plan of Reorganization (attached hereto as Appendix A (the "Merger Agreement")) is approved by the shareholders of the Met Series and the Merger occurs, the Met Series will transfer all of the assets and liabilities attributable to each class of its shares to the Zenith Series in exchange for shares of the same class of the Zenith Series. The exchange, which will be effected on the basis of the relative net asset values of the two funds, will be followed immediately by the distribution of each class of the shares of the Zenith Series received by the Met Series to the shareholders of the Met Series in complete liquidation of the Met Series. It is expected that the Merger will be treated as a tax-free reorganization.

     Please review the information about the Zenith Series in Appendix B and Appendix D and about the Met Series in Appendix E of this Prospectus/Proxy Statement. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

         .      The Prospectus of the Met Series dated May 1, 2001.

         . The Statement of Additional Information of the Met Series dated May 1, 2001.

         . The Statement of Additional Information of the Zenith Series dated May 1, 2001.

         . The Statement of Additional Information of the Zenith Series dated March 22, 2002 relating to the Merger.

     The Met Series has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above relating to the Met Series, please call 1-800-356-5015 or write to the Fund at Metropolitan Life Insurance Company, 485 E. U.S. Highway 1 South, 4th Floor, Iselin, New Jersey 08830. For a free copy of the documents listed above relating to the Zenith Series, please call 1-800-356-5015 or write to the New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116. Text-only versions of all the Met Series and Zenith Series documents can be viewed online or downloaded from the Edgar database on the SEC's internet site at www.sec.gov.
                                                                    -----------
You can review and copy information about each Series by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling (202) 942-8090.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            I. Questions and Answers

     The following questions and responses provide an overview of key features of the Merger and of the information contained in this combined Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1.   What is being proposed?

     The Directors of the Fund (the "Directors") are recommending that the Met Series merge into the Zenith Series. This means that the Zenith Series would acquire all of the assets and liabilities of the Met Series in exchange for shares of the Zenith Series representing the aggregate net asset value of Met Series' assets and liabilities. If the Proposal is approved, each Insurance Company separate account that owns shares of the Met Series will receive shares of the Zenith Series with an aggregate net asset value equal to the aggregate net asset value of its Met Series shares as of the business day before the closing of the Merger. As a result, your variable life insurance or annuity contract will be invested in Zenith Series shares, rather than in Met Series shares, beginning at the closing of the Merger. The Merger is currently scheduled to take place on or around April 29, 2002.

2.   Why is the Merger being proposed?

     The Directors recommend approval of the Merger because it offers shareholders of the Met Series an investment in a larger fund with similar investment objectives and strategies and the potential for improved efficiencies. Please review "Reasons for the Merger" in the Proposal section of this Prospectus/Proxy Statement for a full description of the factors considered by the Directors.

3. How do the management fees and expenses of the Series compare and what are they estimated to be following the Merger?

     Shares of each Series are sold and redeemed at a price equal to their net asset value without any sales charge. The following table allows you to compare the management fees and expenses of the Met Series and the Zenith Series and to analyze the estimated expenses that the Trust expects the combined Series to bear in the first year following the Merger. The Annual Series Operating Expenses shown in the table below represent expenses incurred by each Series for its last fiscal year ended December 31, 2001, which are deducted from the assets of each Series. Because no shares of Class E shares were outstanding during the period, "Other Expenses" for the Zenith Series' Class E shares are estimated based on the annual operating expenses of other classes of the Zenith Series, taking into account the difference between the expense structures of Class E shares and the other classes. The table does not reflect any of the charges associated with the separate accounts or variable contracts that a variable life insurance or variable annuity holder may pay under insurance or annuity contracts.

Annual Series Operating Expenses
(deducted directly from assets of the Series)

                                                         Met Series                   Zenith Series
                                                         -----------                  -------------
                                                    Class A       Class E        Class A        Class E
Management Fee (%)                                   0.32          0.32           0.40           0.40
-----------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees (%)            0.00          0.15           0.00           0.15
-----------------------------------------------------------------------------------------------------------
Other Expenses (%)                                   0.08          0.08           0.09           0.09
-----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (%)             0.40          0.55           0.49           0.64
-----------------------------------------------------------------------------------------------------------

                                                        Zenith Series
                                                        -------------

                                                     (pro forma combined)

                                                    Class A       Class E

Management Fee (%)                                   0.40          0.40
-----------------------------------------------------------------------------
Distribution and Service (12b-1) Fees (%)            0.00          0.15
-----------------------------------------------------------------------------
Other Expenses (%)                                   0.06          0.06
-----------------------------------------------------------------------------
Total Annual Fund Operating Expenses (%)             0.46          0.61

Example Expenses

     The following Example helps you compare the cost of investing in the Met Series and the Zenith Series currently with the cost of investing in the combined fund on a pro forma basis. The Example does not reflect any of the charges associated with the separate accounts or variable contracts that an investor may pay under insurance or annuity contracts. The table is based on the following hypothetical conditions:

         .      $10,000 initial investment
         .      5% total return for each year
         .      Each Series' operating expenses remain the same as during the year ended December 31, 2001
         .      Assumes reinvestment of all dividends and distributions

Example Expenses
(your actual costs may be higher or lower)

                                1 Year       3 Years       5 Years      10 Years
Met Series
Class A                           $41          $128          $224         $505
Class E                           $56          $176          $307         $689

Zenith Series
Class A                           $50          $157          $274         $616
Class E                           $65          $205          $357         $798

Zenith Series
(pro forma combined)
Class A                           $47          $148          $258         $579
Class E                           $62          $195          $340         $762

     The above discussion of pro forma Annual Series Operating Expenses and Example Expenses assumes that: (1) the current contractual agreements of the Zenith Series will remain in place; (2) certain duplicate costs involved in operating the Met Series are eliminated; and (3) expense ratios are based on pro forma combined assets as of December 31, 2001.

4. How do the investment objectives, strategies and policies of the Met Series and the Zenith Series compare?

     The Met Series and the Zenith Series have similar investment objectives. This table shows the current investment objectives of each Series and the primary investment strategies used by State Street Research & Management Company ("State Street Research"), the subadviser to each Series, to achieve each Series' investment objective:

                   The Met Series                                        The Zenith Series
Investment Objective:  The Met Series seeks a          Investment Objective:  The Zenith Series seeks
--------------------                                   --------------------
combination of: (a) the highest possible total         competitive total return primarily from investing in
return, by combining current income with capital       fixed-income securities.
gains, consistent with prudent investment risk, and
(b) secondarily, the preservation of capital.

Primary Investment Strategies:                         Primary Investment Strategies:
-----------------------------                          -----------------------------
The Met Series seeks to achieve its objective as       The Zenith Series seeks to achieve its objective as
follows:                                               follows:

 .    The Series invests at least 65% of its net        .    The Series invests, under normal
     assets in non-convertible debt securities in           circumstances, at least 80% of its assets in
     the three highest rating categories as                 fixed-income securities, including investment
     determined by a nationally recognized                  grade securities, obligations of the U.S.
     statistical rating organization, or of                 Treasury or any U.S. government agency,
     comparable quality ("top three ratings").              mortgage-backed and asset-backed securities,
                                                            corporate debt securities of U.S. and foreign
 .    The Series may invest in debt securities               issuers, corporate debt and cash equivalents.
     with varying maturities.
                                                      .    The Series may also invest in securities
                                                            through Rule 144A and other private
                                                            placement transactions.

   . The Series may also invest in (a) debt     . The Series may also invest up to 30% of
     securities that are not within the top       its  total assets in a combination of (i)
     three ratings, (b) convertible securities    non-U.S. dollar-denominated securities
     and preferred stocks of companies that       (not exceeding 20% of the Series' total
     have senior securities rated within the      assets); (ii) lower quality, high yield
     top three ratings, and (c) up to 10% of      securities (not exceeding 20% of the
     total assets in common stocks acquired       Series' total assets) and (iii) securities
     by conversion of convertible securities      of issuers located in developing or
     or exercise of warrants attached to          emerging market countries (not exceeding
     debt securities.                             10% of the Series' total assets).
                                                  (Securities purchased by the Series within
                                                  the 10% limit in clause (iii) will not be
                                                  counted toward the limits in clauses (i)
                                                  or (ii), but will be counted toward the
                                                  preceding 30% limit.)

                                                . In addition to bonds, the Zenith Series'
                                                  high yield securities may include
                                                  convertible bonds, convertible preferred
                                                  stocks, and warrants and other securities
                                                  attached to bonds or other fixed-income
                                                  securities.

     The following compares the primary investment strategies that each Series uses to achieve its investment objective:

     . Both Series invest primarily in investment grade securities. While the Met Series may invest up to 35% of its assets in securities not within the top three ratings, the Zenith Series is limited to investment of up to 20% of its total assets in non-investment grade securities.

     . Both Series invest primarily in fixed-income securities. The Met Series may invest up to 35% of its assets in convertible securities and preferred stock of companies with senior securities rated within the top three ratings. The Zenith Series, on the other hand, may invest up to 20% in convertible bonds, convertible preferred stock and warrants, and other securities attached to bonds.

     . The Met Series and the Zenith Series may invest in foreign securities. While the Met Series is generally limited to an investment of 10% in securities of foreign issuers, the Zenith Series may invest up to 20% of its assets in non-U.S. dollar denominated securities and an additional 10% in securities of issuers in developing and emerging market countries.

     . Both Series may use futures contracts, options, swaps and other derivatives to attempt to reduce interest rate or currency risk or to adjust duration and may invest in hybrid securities. In particular, the Zenith

         Series may invest in payment-in-kind securities, structured securities, when-issued securities and zero coupon bonds.

     The Series have similar fundamental and non-fundamental investment policies. However, in some cases, the Zenith Series is subject to less restrictive investment policies than the Met Series. For example, while the Met Series may not lend more than 20% of its assets, the Zenith Series may lend up to 33 1/3% of its assets. Other investment policies of the Met Series that are more restrictive than the Zenith Series relate to investment in other investment companies, borrowing, lending of portfolio securities and selling uncovered call options and put options. For more information about the investment restrictions of the Met Series, see the Prospectus and Statement of Additional Information of the Met Series, which are incorporated by reference to this Prospectus/Proxy Statement. For more information about the investment restrictions of the Zenith Series, see Appendix B of this Prospectus/Proxy Statement and the Statement of Additional Information of the Zenith Series, which is incorporated by reference.

5. How do the shares of the Zenith Series to be issued compare with shares of the Met Series if the Merger occurs?

     Shares of both Series are currently offered only to separate accounts of the Insurance Companies. The Insurance Companies will receive the same class of shares that they currently own in the Met Series. There are currently Class A and B shares of the Zenith Series outstanding. Class A and E shares of the Zenith Series will be issued in the Merger. The Merger will not affect your rights under your variable life insurance or annuity contract to purchase, redeem and exchange shares. Dividends and distributions of each Series are automatically reinvested in additional shares of the respective Series.

6.   What are the federal income tax consequences of the Merger?

     Provided that the contracts funded through separate accounts of Insurance Companies qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Merger will not create any tax liability for owners of the contracts. The Merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Met Series or its shareholders as a result of the Merger. The aggregate tax basis of the Zenith Series shares received by the Met Series shareholders will be the same as the aggregate tax basis the Met Series shareholders held in their Met Series shares immediately before the Merger. For more information, see "Federal Income Tax Consequences."

                                  II. Proposal:
                 Merger of the Met Series into the Zenith Series

The Proposal

     You are being asked to approve the Merger Agreement dated as of February
5, 2002. The Merger Agreement is attached as Appendix A to this
Prospectus/Proxy Statement. By approving the Merger Agreement, you are approving the merger of the Met Series into the Zenith Series under the Merger Agreement.

Principal Investment Risks

What are the principal investment risks of the Zenith Series, and how do they compare with the Met Series?

     Because the Series have similar objectives and strategies, the principal risks associated with each Series are similar. Both Series are subject to the risks associated with fixed-income securities. These risks include credit risk, the risk that the issuer will not pay the interest, dividends or principal that it has promised to pay, and market risk, which is the risk that the value of the security will fall because of changes in the market interest rate. The Series are also subject to prepayment risk, which is the risk that an issuer will repay its debt security before it is due, and the risks associated with lower-rated securities. Lower-rated debt securities involve greater risks due to the financial health of the issuer, the economy generally, and the volatility of their market price. Because the Zenith Series may invest to a greater extent in foreign securities than the Met Series, the Zenith Series may be more subject to the risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risks. In particular, because the Zenith Series may invest in emerging markets, it may involve increased risks of reduced liquidity, high inflation rates and political uncertainty. For more information about the principal investment risks of the Zenith Series, please see Appendix B of this Prospectus/Proxy Statement. The actual risks of investing in each Series depend on the securities held in each Series' portfolio and on market conditions, both of which change over time.

Information about the Merger

Terms of the Merger Agreement

     If approved by the shareholders of the Met Series, the Merger is expected to occur on or around April 29, 2002, pursuant to the Merger Agreement attached as Appendix A to this Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Merger Agreement:

     . The Met Series will transfer all of its assets and liabilities attributable to each class of its shares to the Zenith Series in exchange for shares of the same class of Zenith Series (the "Merger Shares").

     . The Merger will occur on the next business day after the time when the assets of each Series are valued for purposes of the Merger (the "Valuation Date") (currently scheduled to be the close of regular trading on the New York Stock Exchange on April 26, 2002 or such other date and time as the parties may determine).

     . The exchange, which will be effected on the basis of the relative net asset value of the two Series, will be followed immediately by the distribution of each class of the Merger Shares to the shareholders of the Met Series in complete liquidation of the Met Series.

     . After the Merger, the Met Series will be terminated, and its affairs will be wound up in an orderly fashion.

     . The Merger requires approval by the Met Series' shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Directors or the Trustees of the Trust (the "Trustees").

     A shareholder who objects to the Merger will not be entitled under Maryland law or the Articles of Incorporation of the Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value. In addition, shares may be redeemed at any time prior to the consummation of the Merger. Holders of variable life or variable annuity contracts invested in the Met Series may exchange their investment for an investment in other investment options, as provided in their contracts before or after the Merger.

Shares to be Issued

     If the Merger occurs, the Insurance Companies, as shareholders of the Met Series, will receive shares of the same class of shares of the Zenith Series. The Zenith Series shares issued in the Merger will have an aggregate net asset value equal to the aggregate net asset value of the current shares of the Met Series as of the Valuation Date. Procedures for purchasing and redeeming shares will not change as a result of the Merger. Following the Merger:

     .   You will have the same exchange options as you currently have.

     . You will have the same voting rights as you currently have, but with respect to the Zenith Series (although the Zenith Series employs so-called "dollar-based voting," which means that each shareholder receives one vote for each dollar invested).

     Information concerning the capitalization of each of the Series is contained in Appendix C.

Reasons for the Merger

     The Directors, including all Directors who are not "interested persons" of the Fund, have determined that the Merger would be in the best interests of the Met Series and that the interests of existing shareholders of the Met Series would not be diluted as a result of the Merger. The Directors have unanimously approved the Merger and recommend that you vote in favor of the Merger by approving the Merger Agreement, which is attached as Appendix A to this Prospectus/Proxy Statement. You should carefully consider whether remaining invested in the Met Series after the Merger is consistent with your financial needs and circumstances.

     The Merger is proposed by MetLife Advisers, the investment adviser to both the Met Series and the Zenith Series. The overall purpose of the Merger is to help streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by Met Life and its affiliated Insurance Companies.

     In proposing the Merger, MetLife Advisers presented to the Directors the following reasons for the Met Series to enter into the Merger:

         . MetLife Advisers recommended the Merger to permit investors in the Met Series to invest in a larger combined fund with similar investment goals and strategies and the potential for improved efficiencies and economies of scale.

         . MetLife Advisers indicated to the Directors that because of the low investment advisory fee of the Met Series (0.32% for the year ended December 31, 2001) that, absent the Merger, it would need to propose an increase in the investment advisory fee. Without such an increase, it is unlikely that the Met Series would continue to be offered as an investment option under new insurance and annuity contracts.

         . Although the total expense ratio of the Met Series (0.40% for Class A shares) for the year ended December 31, 2001 was lower than the total expense ratio projected for the combined Series (0.46% for Class A shares), the projected expense ratio of the combined Series is significantly lower than the industry average for funds with similar investment objectives.

         . The Merger is intended to permit an investment in the Met Series to be exchanged for an investment in the Zenith Series without recognition of gain or loss for federal income tax purposes.

     The Directors considered the differences in the Series' investment objectives, policies and strategies and the related risks. The Directors also considered the historical investment performance results of the Series. No assurance can be given that the Zenith Series will achieve any particular level of performance after the Merger.

     In addition, the Directors considered the investment advisory fee and expense ratio of each Series, including the fact that the assets of the combined Series would be near $1 billion, at which point the marginal investment advisory fee for the Zenith Series will decrease from 0.40% to 0.35%. Despite the increase in the expense ratio at current asset levels, the Directors determined, on balance, that the Merger was in the best interests of the Met Series and its shareholders.

     The projected post-Merger expense ratio referred to above is based on the Met Series' current expense structure and the projected post-Merger assets of the combined Series. The projected expense ratios are further based upon a number of material assumptions, including that: (1) the current contractual agreements of the Zenith Series will remain in place; and (2) certain duplicate costs involved in operating the Met Series are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including the future level of Series assets, many of which factors are beyond the control of the Zenith Series or MetLife Advisers.

Information About the Adviser and Subadviser

     MetLife Advisers is the investment adviser to both Series. MetLife Advisers has contracted with State Street Research as subadviser to make the day-to-day investment decisions for each Series. MetLife Advisers is responsible for overseeing State Street Research's management of each Series and for making recommendations to the Trustees and the Directors as to whether to retain State Street Research as subadviser from year to year. The Merger will not result in any change to the investment adviser or subadviser.

     The address of MetLife Advisers is 501 Boylston Street, Boston, Massachusetts 02116. The address of State Street Research is One Financial Center, Boston, Massachusetts 02111.

Performance Information

     The charts below show the percentage gain or loss in each calendar year for the last ten years of the Met Series and the Zenith Series for Class A shares. The table following the bar chart lists each Series' average annual total return for Class A shares and Class E shares of the Met Series and the Zenith Series for the one-year, five-year and ten-year periods ending December 31, 2001. These tables are intended to provide you with some indication of the risks of investing in the Series. At the bottom of each table, you can compare the Series' performance with one or more indices or averages.

     The charts and tables should give you a general idea of how each Series' return has varied from year to year. They include the effects of Series expenses, but do not reflect insurance product fees or other charges. Returns would be lower if these charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results.

Met Series
----------

                                     [CHART]

                             Year                Total Return

                             1992                6.91%
                             1993               11.36%
                             1994               -3.15%
                             1995               19.55%
                             1996                3.60%
                             1997                9.83%
                             1998                9.40%
                             1999               -2.28%
                             2000               11.22%
                             2001                8.34%

         During the period shown above, the highest quarterly return was 6.4 percent for the first quarter of 1995, and the lowest quarterly return was -2.5 percent for the first quarter of 1994.

Average Annual Returns for Periods Ending December 31, 2001

                                     Past 1 year   Past 5 years   Past 10 years
Class A .........................       8.3%           7.2%            7.3%
Class E* ........................       6.2%             -               -
Lehman Brothers Aggregate               8.4%           7.4%            7.2%
Bond Index ......................

[* May 1, 2001 - December 31, 2001.]

Zenith Series
-------------

                                     [CHART]

                            Year                 Total Return

                            1992                  8.2%
                            1993                 12.6%
                            1994                 -3.4%
                            1995                 21.2%
                            1996                  4.6%
                            1997                 10.9%
                            1998                  9.0%
                            1999                 -0.5%
                            2000                  8.1%
                            2001                  8.8%

     During the period shown above, the highest quarterly return was 7.7 percent for the second quarter of 1995, and the lowest quarterly return was -3.1 percent for the first quarter of 1994.

Average Annual Returns for Periods Ending December 31, 2001

                                        Past 1 year  Past 5 years  Past 10 years
Class A ................................    8.8%          7.2%            7.8%
Class E* ...............................    8.6%          7.0%            7.6%
Lehman Brothers Intermediate
Government/Credit Index ................    9.0%          7.1%            6.8%
Lehman Brother Aggregate
Bond Index** ...........................    8.4%          7.4%            7.2%
Lipper Variable Products
Intermediate Investment Grade
Debt Fund Average ......................    8.2%          6.6%            6.8%

* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% Rule 12b-1 fee borne by the Class E shares.

**   In the future, the Zenith Series' performance will be compared to the
Lehman Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Zenith Series currently invests.

     On July 1, 2001, State Street Research replaced Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Zenith Series. The performance information shown above reflects the management of both Back Bay Advisors and State Street Research.

Information About the Rights of Shareholders

     The following is a summary of the major differences between the governing documents and laws applicable to the Trust (of which the Zenith Series is a part) and the Fund (of which the Met Series is a part).

Organization

     The Fund is organized as a Maryland corporation and the Trust is organized as a Massachusetts business trust. Except as otherwise noted below, the provisions of Massachusetts law and the Declaration of Trust (the "Zenith Declaration of Trust") and Bylaws (the "Zenith Bylaws") of the Trust are substantially similar in material respects to those of Maryland law, the Articles of Incorporation (the "Met Articles") and Bylaws (the "Met Bylaws") of the Fund. Both the Trust and the Fund are registered investment companies under the 1940 Act.

Shareholder Voting - Generally

         Under Maryland law, the Met Articles and the Met Bylaws, shareholder voting power is generally limited to electing directors, approving investment management or sub-investment management agreements, ratifying the selection of independent public accountants, approving distribution agreements, approving amendments to the corporation's charter and authorizing extraordinary corporate actions. The Met Articles provide that capital stock of the Fund that is issued, outstanding and entitled to vote shall be voted in the aggregate, and not by series or class, except when otherwise required by law or if the Board, in its sole discretion, determines that only one or more particular series or classes is affected by the matter under consideration, in which case only the affected series or classes vote. Maryland law provides that a corporation's charter may require a lesser proportion of votes of shareholders on matters than otherwise required by Maryland law, but not less than a majority. Under the Met Articles and the Met Bylaws, any corporate action to be taken by a shareholder vote is authorized by a majority of shareholders entitled to vote on the matter, subject to applicable laws, regulations, or rules or orders of the SEC.

         The Zenith Declaration of Trust states that shareholders of the Zenith Series are not entitled to vote on any matters that do not affect the Zenith Series. On matters submitted to a shareholder vote, all shares entitled to vote, except as provided by the Zenith Bylaws, are voted in the aggregate as a single class except when (i) otherwise required by the 1940 Act or when the Trustees determine that the matter affects the Zenith Series materially differently, and
(ii) when the matter affects only the interests of the Zenith Series. Under the Zenith Declaration of Trust, shareholders have the power to vote (i) for the election of Trustees, (ii) with respect to amendment of the Zenith Declaration of Trust, (iii) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders, (iv) with respect to the termination of the Trust or a series, (v) to remove Trustees from office, and (vi) with respect to such additional matters relating to the Trust as may be required by the Zenith Declaration of Trust, the Zenith Bylaws or any registration with the SEC or any state, or as the Trustees may consider necessary or desirable. Each whole share (or fractional share) of the Zenith Series outstanding on the record date is entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the Record Time. For example, a share having a net asset value of $10.50 would be entitled to 10.5 votes. Under the Zenith Declaration of Trust, as described below, the required vote of shareholders will depend on the action to be taken.

Shareholder Meetings

     The Met Bylaws require an annual meeting of shareholders only in years in which shareholder action is needed on any one or more of the following: (1) the election of directors; (2) approval of an investment advisory agreement; (3) ratification of the selection of independent auditors; (4) approval of a distribution agreement. The Zenith Series is not required to hold an annual meeting of shareholders. The Met Bylaws enable a special meeting of the shareholders to be called by for any purpose by a majority of the Board of Directors, the Chairman of the Board or the President. In addition, the Met Bylaws allow for shareholders to act by written consent in lieu of a meeting upon the written consent signed by the holders of all outstanding stock having voting power. By contrast, the Zenith Declaration of Trust allows for shareholder meetings to be called by the Trustees. The Zenith Declaration of Trust also allows shareholders to act without a meeting upon the written consent of shareholders holding a majority of the shares entitled to vote on the matter.

Quorums

     The Met Bylaws provide that a majority of the shares entitled to vote constitutes a quorum at shareholder meetings. The Zenith Declaration of Trust provides that 40% of shares entitled to vote constitutes a quorum at a shareholder meetings. Unlike the Met Bylaws, which provide that one-third of the Directors (but no fewer than two) constitutes a quorum for a meeting of Directors, the Zenith Bylaws provide that a majority of Trustees constitutes a quorum for a meeting of Trustees.

Removal of Trustees, Directors and Officers

     Pursuant to Maryland law and the Met Bylaws, any Director may be removed with or without cause at any meeting of shareholders at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast. The Zenith Declaration of Trust provides that a Trustee may be removed by a vote of holders of two-thirds of the outstanding shares, either by a written declaration filed with the Trust's custodian or at a meeting called for such purposes. The Trustees must call a such meeting upon the written request of holders of at least 10% of the outstanding shares.

Indemnification of Trustees, Directors and Officers

     The Met Bylaws indemnify or advance any expenses to current and former directors and officers of the Series to the extent permitted by Maryland law. Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

     Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board in which directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the stockholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate Liability or Personal Liability.

     Other than for directors, the Met Series is only required to indemnify or advance expenses to the extent specifically approved by resolution of the Board of Directors. In addition, no indemnification or advance payment is provided to directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Met Series Bylaws also provide that no advance payment is provided unless the director or officer undertakes to repay the advance unless it is determined that such director or officer is entitled to the indemnification, and (i) the director or officer provides a security for the undertaking, (ii) the Series is insured against losses arising from such advance, or (iii) a majority if the disinterested directors or independent legal counsel by written opinion finds that there is no reason to believe that these is reason to believe that the person will be found to be entitled to the indemnification.

     Similarly, the Zenith Bylaws indemnify current and former directors and officers against all liabilities and expenses incurred by reason of their service as a director or officer of the Series. The Zenith Series will not provide indemnification to any person: (i) adjudicated by a court not to have acted in good faith with reasonable belief that his or her actions were in the best interests of the Series, (ii) held to be liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or (iii) in the event of a settlement, unless such settlement is found to be in the best interests of the Series by (a) a disinterested majority of Trustees, (b) a majority of the disinterested Trustees (along with a written opinion of independent legal counsel), (c) a disinterested person selected by the Trustees (along with a written opinion of independent legal counsel), or (d) a vote of a majority of the shareholders (not including the person seeking indemnification). The Zenith Bylaws also provide that expenses may be paid in advance so long as such amounts are repaid to the Trust if it is determined that such payments are not authorized under such Bylaws. Also, the Zenith Bylaws provide that the indemnification rights are not exclusive, and do not affect any other rights to which persons seeking indemnification may be entitled.

Personal Liability

     Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Zenith Declaration of Trust disclaims shareholder liability for acts or obligations of the Zenith Series and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the Zenith Series or the Trustees. The Zenith Declaration of Trust provides for indemnification out of Zenith Series property for all loss and expense of any shareholder held personally liable solely by reason of his or her being or having been a shareholder of the Zenith Series. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the Zenith Series would be unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Termination

     Under Maryland law, a corporation with stock outstanding may be voluntarily dissolved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. However, as the Met Articles provide that notwithstanding Maryland law, any action by shareholders may be taken upon the vote of a majority of the stockholders entitled to vote, the Fund may be terminated upon a vote of the majority of shareholders. A corporation with no outstanding stock may be terminated upon the vote of the majority of the Directors.

     Under the Met Articles, if in the sole determination of the Board of Directors, the continuation of the offering of a series or a class of the Fund is no longer in the best interests of the Fund, the Fund may cease offering such series or class and may, by a majority vote of the Board of Directors, require the redemption of all outstanding shares of such series or class upon thirty days prior written notice to shareholders, subject to applicable laws.

     By contrast, the Zenith Declaration of Trust provides that the Trust may be terminated at any time by a vote of at least 662/3% of the shares entitled to vote, or by the Trustees by written notice to the shareholders. Any series or class of the Trust may be terminated at any time by vote of at least 662/3% of the shares of that series or class, or by the Trustees by written notice to shareholders of that series or class. In addition, the Zenith Declaration of Trust provides that at any time that there are no shares outstanding of a particular series or class, the Trustees may amend the Declaration of Trust to abolish the series or class.

Amendments

     Maryland law generally provides that an amendment to the charter must be ratified by a vote of at least two-thirds of all shareholders. As the Met Articles provide that notwithstanding Maryland law, any action by shareholders may be taken upon the vote of a majority of the stockholders entitled to vote, the Met Articles may be amended by a majority of the shareholders of the Fund. However, Maryland law provides that a majority of the board of directors may, without a shareholder vote, (1) change the name of the corporation, or (2) change the name or par value of any class or series of the corporation's stock and the aggregate par value of the corporation's stock. The Met Bylaws may be amended by a majority vote of shareholders, although certain bylaws of the Met Series may be amended by a majority of the Board of Directors.

     The Zenith Declaration of Trust may be amended by a vote of a majority of the shares entitled to vote, although the Trustees may amend the Zenith Declaration of Trust without a shareholder vote for the purpose of (i) responding to or complying with any regulation, order, ruling or interpretation of any governmental agency or law, or (ii) designating and establishing series and classes. The Zenith Bylaws may be amended by a majority of the Trustees.

Rights of Inspection

     Under Maryland law, any shareholder of the Met Series may inspect and copy during usual business hours the Met Articles and the Met Bylaws and the minutes, annual reports and voting trust agreements on file at the Fund's principal office. Under Maryland law, shareholders owning at least 5% of the Fund's shares who have been shareholders of record for at least six months also have the right to inspect the books of account and stock ledger of the Fund and request a statement of the Fund's affairs. Massachusetts law, the Zenith Declaration of Trust and the Zenith Bylaws do not provide for any inspection rights.

Distributions

     Maryland law provides that a distribution may not be made by the Fund if, after giving effect to it, (i) the Fund would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business; or (ii) the Fund's total assets would be less than the sum of the Fund's total liabilities plus the amount that would be needed if the Fund were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Massachusetts law, the Zenith Articles and the Zenith Bylaws contain no comparable restrictions.

Subadvisers

     The Fund and the Trust each rely upon an exemptive order from the SEC that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of MetLife Advisers, or the Fund or the Trust, as the case may be, without obtaining shareholder approval. The Directors or the Trustees, as applicable, must approve any new subadvisory agreements under the exemptive order, and the Fund or the Trust must also comply with certain other conditions.

     The exemptive order also permits the Fund and the Trust to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Directors or Trustees, as applicable. The Fund or the Trust will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Federal Income Tax Consequences

     Provided that the contracts funded through the separate accounts of the Insurance Companies qualify as annuity contracts under Section 72 of the Code, the Merger will not create any tax liability for owners of the contracts.

     The closing of the Merger will be conditioned on receipt of an opinion from Ropes & Gray to the effect that, on the basis of existing law under specified sections of the Code, for federal income tax purposes:

          .    the Merger will constitute a reorganization within the meaning of
               Section 368(a) of the Code, and the Zenith Series and the Met Series will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

          . under Section 361 of the Code, no gain or loss will be recognized to the Met Series upon the transfer of its assets to the Zenith Series in exchange for the Zenith Series shares and the assumption by the Zenith Series of the Met Series' liabilities, or upon the distribution of such Zenith Series shares to the shareholders of the Met Series;

          . under Section 1032 of the Code, no gain or loss will be recognized to the Zenith Series upon the receipt of the assets of the Met Series in exchange for the assumption of the obligations of the Met Series and issuance of the Zenith Series shares;

          . under Section 362(b) of the Code, the tax basis of the assets of the Met Series acquired by the Zenith Series will be the same as the basis of those assets in the hands of the Met Series immediately prior to the transfer;

          . under Section 1223(2) of the Code, the holding period of the assets of the Met Series in the hands of the Zenith Series will include the period during which those assets were held by the Met Series;

          . under Section 354 of the Code, the Met Series shareholders will recognize no gain or loss upon exchange of their shares of the Met Series for the Zenith Series shares;

          . under Section 358 of the Code, the aggregate tax basis of the Zenith Series shares to be received by each shareholder of the Met Series will be the same as the aggregate tax basis of the shares of the Met Series exchanged therefor;

          . under Section 1223(l) of the Code, the holding period of the Zenith Series shares received by each shareholder of the Met Series will include the holding period for the Met Series shares exchanged for the Zenith Series shares; provided such shares of the Met Series were held as a capital asset on the date of the exchange; and

          . the Zenith Series will succeed to and take into account the items of the Met Series described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     The opinion will be based on certain factual certifications made by officers of the Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

     Prior to the closing of the Merger, the Met Series will declare a distribution, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing date.

THE DIRECTORS OF THE METROPOLITAN SERIES FUND, INC. UNANIMOUSLY RECOMMEND APPROVAL OF THE MERGER AGREEMENT.

Required Vote for the Proposal

     Approval of the Merger Agreement will require the affirmative vote of a majority of the shares of the Met Series outstanding at the record date for the Meeting.

                            III. General Information

Voting Information

     The Directors are soliciting voting instructions in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on April 26, 2002, at the offices of MetLife Advisers, 501 Boylston Street, Boston, Massachusetts 02116. The meeting notice, this Prospectus/Proxy Statement and voting instruction forms are being mailed to contractholders beginning on or about March 22, 2002.

Information About Voting Instructions and the Conduct of the Meeting

     Solicitation of Voting Instructions. Voting instructions will be solicited
     -----------------------------------
primarily by mailing this Prospectus/Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Met Series or by its agents.

Voting Process

     The shares of the Met Series are currently sold to Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. Most of those shares of the Met Series are attributable to variable insurance contracts. Other outstanding Met Series shares are not attributable to variable insurance contracts, because such shares are (a) attributable to the Insurance Company's assets in one of the registered separate accounts, (b) held in a separate account that is not registered as an investment company, or (c) held in the Insurance Company's general account rather than in a separate account.

     Record owners of the common stock of the Met Series as of 4:00 p.m., Eastern Time, on February 5, 2002 (the "Record Time"), will be entitled to vote and may cast one vote for each share held. A majority of the shares of the Met Series outstanding at the Record Time, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Met Series at the Meeting.

     In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of the Met Series that are attributable to the variable insurance contracts based on instructions received from owners of such contracts that participate in the corresponding investment divisions in the separate accounts. The number of Met Series shares held in the corresponding investment division of a separate account deemed attributable to each variable insurance contract owner is determined by dividing a variable life insurance policy's or variable benefit option's cash value or a variable annuity contract's accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company's reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Met Series.

     The Met Series currently issues both Class A shares and Class E shares, which, among other things, have different net asset values. Whether the Class A shares or Class E shares are offered in connection with a given variable insurance contract depends on the particular contract. Each Class A share and each Class E share has one vote. For purposes of determining the number of the Met Series' shares for which a variable insurance contract owner is entitled to give voting instructions, the Insurance Companies use the per share net asset value for whatever class of the Met Series' shares that are offered under that contract. Fractional votes will be counted. The number of shares for which a variable insurance contract owner has a right to give voting instructions is determined as of the Record Time.

     Met Series shares held in an investment division attributable to variable insurance contracts for which no timely instructions are received or that are not attributable to variable insurance contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all variable insurance contracts participating in that investment division. The Fund has been advised that Met Series shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

     If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction form.

     Costs of Solicitation. As with the other costs of the Merger, except for
     ---------------------
portfolio transaction costs incurred by the Series in connection with the purchase or sale of portfolio securities that are permitted investments of the Series and governmental fees required in connection with the registration or qualification under applicable and federal laws of the shares of the Zenith Series to be issued, the costs of this Prospectus/Proxy Statement will be borne by MetLife Advisers. In the event that the Merger is not consummated, MetLife Advisers will bear all of the costs and expenses incurred by both the Met Series and the Zenith Series in connection with the Merger.

     Address of Underwriters. Met Life is the principal underwriter and
     -----------------------
distributor of the Met Series. The address of Met Life is 485 E. U.S. Highway 1 South, 4th Floor, Iselin,

New Jersey 08830. The address of the Zenith Series' principal underwriter, New England Securities Corporation, is 399 Boylston Street, Boston, Massachusetts 02116.

     Outstanding Shares and Shareholders. As of the Record Time, the following
     -----------------------------------
number of shares of the Met Series were outstanding and entitled to vote:

Class A                      42,271,894
Class E                          12,715

     All of the shares of the Met Series and the Zenith Series are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Series are not offered for direct purchase by the investing public.

     The Insurance Companies have informed the Fund and the Trust that as of the Record Time, there were no persons owning contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of the Met Series or the Zenith Series. The officers and Trustees of the Trust and the Officers and Directors of the Fund owned less than 1% of the outstanding shares of the Zenith Series and the Met Series respectively.

     Because the Insurance Companies own 100% of the shares of the Fund and the Trust, they may be deemed to be in control (as that term is defined in the 1940
Act) of the Fund and the Trust.

     Adjournments; Other Business. An adjournment of the Meeting requires the
     ----------------------------
affirmative vote of a majority of the total number of shares of the Met Series that are present in person or by proxy. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. The Met Bylaws require an annual
     ----------------------------------------
meeting of shareholders only in years in which shareholder action is needed on any one or more of the following: (1) the election of directors; (2) approval of an investment advisory agreement; (3) ratification of the selection of independent auditors; (4) approval of a distribution agreement. Shareholder proposals to be presented at any future meeting of shareholders of the Series or the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the Met Series, 501 Boylston Street, Boston, Massachusetts 02116,
Attention: Secretary.

                                                                      Appendix A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of February 5, 2002 by and between (i) Metropolitan Series Fund, Inc. (the "Company"), a Maryland corporation formed on November 23, 1982, on behalf of the State Street Research Income Portfolio (the "Acquired Fund"), a series of the Company, and (ii) New England Zenith Fund (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated December 16, 1986, as amended and restated and in effect on the date hereof, on behalf of the State Street Research Bond Income Series (the "Acquiring Fund"), a series of the Acquiring Trust.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

      In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

            (a) The Company, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

            (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund (collectively, the "Obligations"); and

            (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets (i) the number of full and fractional Class A shares of the Acquiring Fund determined by dividing the net asset value of

                  Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 and (ii) the number of full and fractional Class E shares of the Acquiring Fund determined by dividing the net asset value of Class E shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class E share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

      1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph
            1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of each class of Acquiring Shares (consisting, in the case of each Acquired Fund Shareholder, of Acquiring Shares of the same designated class (Class A or Class E) as the shares of the Acquired Fund which such Acquired Fund Shareholder holds) which the number of shares of that class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

      1.4   With respect to Acquiring Shares distributable pursuant to paragraph
            1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

      1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

      1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

      1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.    VALUATION.

      2.1 For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Company.

      2.2 For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust.

3.    CLOSING AND CLOSING DATE.

      3.1 The Closing Date shall be on April 29, 2002, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of MetLife Advisers, LLC, located at 501 Boylston Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

      3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for State Street Research Bond Income Series, a series of the New England Zenith Fund".

      3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Company or the Acquiring Trust upon the giving of written notice to the other party.

      3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Company. The Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

      3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.    REPRESENTATIONS AND WARRANTIES.

      4.1 The Company, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

            (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

            (c) The Company is not in violation in any material respect of any provision of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (d) The Company has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

            (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as at and for the two years ended December 31, 2001, of the Acquired Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

            (g) Since December 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph
                  (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

            (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

            (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Company nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

            (j) The authorized capital of the Company consists of 3 billion shares of common stock, par value $0.01 per share, of which 125 million shares are authorized for the Acquired Fund. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares and Class E shares, each having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

            (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

            (l) The execution, delivery and performance of this Agreement has been duly authorized by the Directors of the Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

            (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

            (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

            (p) At the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2001, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

            (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain "diversified" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

            (r) No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

      4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Company and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

            (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

            (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

            (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

            (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments as at and for the two years ended December 31, 2001, of the Acquiring Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

            (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

            (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

            (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

            (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

            (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time;

            (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares and Class E shares, as the case may be, of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

            (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

            (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.    COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

      The Acquiring Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

      5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

      5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

      5.3 In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

      5.4 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

      5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

      6.2 The Company shall have received a favorable opinion from Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Company, to the following effect:

            (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares and Class E shares of beneficial interest in the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares;
                  (e) the execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained; (g) such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement pursuant to paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (h) the Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets that would impair the Acquiring Trust's ability to perform its obligations under this Agreement, and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      7.1 The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

      7.2 The Acquiring Trust shall have received a favorable opinion from Maryland counsel to the Company, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

            (a) The Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has corporate power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;
                  (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement did not, and the performance by the Company and the Acquired Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Company or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Company or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) such counsel does not know of any legal or governmental proceedings relating to the Company or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement pursuant to in paragraph 5.3 or the Closing Date required to be described in the

                  Registration Statement referred to in paragraph 5.3 which are not described as required; (g) the Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Company or the Acquired Fund or any of its properties or assets that would impair the Company's ability to perform its obligations under this Agreement, and neither the Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and (i) all issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

      7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2001 and signed pro forma tax returns for the period from December 31, 2001 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing
            Date).

      7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2001 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2001 and on or prior to the Closing Date.

      7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Company, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

      7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

      The respective obligations of the Company and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

      8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

      8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Company or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

      8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

      8.5 The Company and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Company and the Acquiring Trust substantially to the effect that, for federal income tax purposes:

            (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such the Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

            (c) No gain or loss will be recognized to the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

            (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

            (e) The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

            (f) The tax basis of the Acquiring Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

            (g) The holding period of the Acquiring Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

            (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

      8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Directors of the Company and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9.    FEES AND EXPENSES.

      9.1 Except as otherwise provided in this paragraph 9, MetLife Advisers, LLC, by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the

            Acquiring Fund or the Acquired Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund; provided, however, that MetLife Advisers, LLC will not bear portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the purchase or sale of portfolio securities that are permitted investments of the Acquiring Fund or the Acquired Fund, as the case may be; provided, further, that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquiring Shares under applicable state and federal laws.

      9.2 In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

      9.3 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

      9.4 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

      10.1 The Company on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 9, 10, 13 and 14.

11.   TERMINATION.

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Company. In addition, either the Acquiring Trust or the Company may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

            (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

            (c) If the transactions contemplated by this Agreement have not been substantially completed by July 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Company and the Acquiring Trust; or

            (d) If the Board of Trustees of the Acquiring Fund or the Board of Directors of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

      11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.   AMENDMENTS.

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES.

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 485 East U.S. Highway 1 South, 4th Floor, Iselin, NJ 08830, attn:
Secretary; or (ii) New England Zenith Fund, 501 Boylston Street, Boston, MA 02116, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

      14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5 A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland and a copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, director, officer, agent or employee of either the Company or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

      14.6 The Company, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                        METROPOLITAN SERIES FUND, INC.,
                                        on behalf of its State Street Research
                                        Income Portfolio

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

ATTEST:

By: ____________________________________

Name: __________________________________

Title: _________________________________


                                        NEW ENGLAND ZENITH FUND,
                                        on behalf of its State Street Research
                                        Bond Income Series

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

ATTEST:

By: ____________________________________

Name: __________________________________

Title: _________________________________

                                        Agreed and accepted as to paragraph 9
                                        only:

                                        METLIFE ADVISERS, LLC

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

ATTEST:

By: ____________________________________

Name: __________________________________

Title: _________________________________

                                                                      Appendix B

                Information About the Zenith Series and the Trust

     This Section is designed to give you information about the Zenith Series and the Trust and is based on information contained in the Prospectus of the Zenith Series effective May 1, 2002.

                     A. Information About the Zenith Series

     This Section discusses the principal investment strategies and risks of investing in the Zenith Series. However, the Zenith Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Trust's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the front page of this Prospectus/Proxy Statement to receive a free copy of the SAI.

Investment Objective

     The investment objective of the Zenith Series is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

     State Street Research & Management Company ("State Street Research") invests, under normal circumstances, at least 80% of Zenith Series' assets in fixed-income securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Zenith Series may invest in INVESTMENT GRADE securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and ASSET-BACKED SECURITIES, corporate debt securities of U.S. and foreign issuers, corporate debt and cash equivalents. The Series may also invest in securities through Rule 144A and other private placement transactions.

     The Zenith Series may also invest up to 30% of its total assets in a combination of (i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, HIGH YIELD SECURITIES (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Zenith Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or
(ii), but will be counted toward the preceding 30% limit.)

     In addition to bonds, the Zenith Series' high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

     The Zenith Series may use FUTURES CONTRACTS, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' DURATION.

     The Zenith Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

     INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus/Proxy Statement, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

     FIXED-INCOME SECURITIES that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). HIGH YIELD SECURITIES are typically riskier than investment grade securities.

     ASSET-BACKED SECURITIES are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

     A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

     A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

     DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Zenith Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

     Investment Selection

     State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

     Although The Zenith Series does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

     State Street Research monitors and adjusts the Series' investments to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the duration of this index was
4.6 years.

Principal Investment Risks

     Investing in the Zenith Series involves risks. The Zenith Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Zenith Series include:

        .    A general decline in U.S. or foreign fixed-income security markets.

        . Poor performance of individual fixed-income securities held by the Zenith Series, which may be due to interest rate risk or credit risk.

        . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

     Fixed-income Securities

     Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the MATURITY DATE, as set forth in the terms of the security. The rate of interest may be fixed or variable.

     The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

     The MATURITY DATE is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, the principal.

     Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

     High Yield Securities

     High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of LEVERAGE. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

     CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

     MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

     INTEREST RATE risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

     Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

     LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

     Foreign Securities

     In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Zenith Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Zenith Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as FORWARD CONTRACTS or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Zenith Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

     A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

     Other Risks

Rule 144A and other Private Placement Securities. The Zenith Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Zenith Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Zenith Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Zenith Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument.

These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Zenith Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Zenith Series may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Zenith Series and the Zenith Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Zenith Series may invest in warrants and other equity securities attached to high yield bonds and other fixed income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Zenith Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Zenith Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Zenith Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Zenith Series' objective and strategies.

Investment Objective

     The investment objective of the Zenith Series may be changed without shareholder approval.

Temporary Defensive Positions

     The Zenith Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, the Zenith Series reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which the Zenith Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and REPURCHASE AGREEMENTS. No estimate can be made as to when or for how long the Zenith Series may employ a defensive strategy. Although a defensive strategy may help insulate the Zenith Series from a downturn in securities markets, it could prevent the Zenith Series from capturing the gains it would otherwise achieve if the Zenith Series did not employ a defensive strategy. The use of a defensive strategy may prevent the Zenith Series from achieving its investment objective.

     REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

Portfolio Turnover

     The Zenith Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Zenith Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements

     The Zenith Series has adopted policies that set minimum or maximum percentages of its assets to be allocated to certain types of investments. These percentage requirements apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies.

Investment Performance Record

     The bar chart below shows the annual total return for the Class A shares of the Zenith Series for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Class A and Class E shares of the Zenith Series offered in this Prospectus/Proxy Statement to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the Zenith Series' returns. These returns do not reflect additional fees charged by separate accounts, variable insurance contracts or qualified plans that an investor in the Zenith Series may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Zenith Series. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                     [CHART]

                             Year                      Total Return

                             1992                       8.2%
                             1993                      12.6%
                             1994                      -3.4%
                             1995                      21.2%
                             1996                       4.6%
                             1997                      10.9%
                             1998                       9.0%
                             1999                      -0.5%
                             2000                       8.1%
                             2001                       8.8%


     During the period shown above, the highest quarterly return was 6.4% for the second quarter of 1995, and the lowest quarterly return was -2.5% for the first quarter of 1994. Past performance of the Zenith Series does not necessarily indicate how the Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                        Past 1 year  Past 5 years  Past 10 years
Class A ..............................     8.8%          7.2%           7.8%
Class E* .............................     8.6%          7.0%           7.6%
Lehman Brothers Intermediate
Government/Credit Index ..............     9.0%          7.1%           6.8%
Lehman Brother Aggregate
Bond Index** .........................     8.4%          7.4%           7.2%
Lipper Variable Products
Intermediate Investment Grade
Debt Fund Average ....................     8.2%          6.6%           6.8%

* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% Rule 12b-1 fee borne by Class E shares.

** In the future, the Zenith Series' performance will be compared to the Lehman Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Zenith Series currently invests.

Portfolio Management

     As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of Met Life, is located at One Financial Center, Boston, Massachusetts 02111.

     State Street Research's Fixed Income Team is responsible for managing the portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

     The Zenith Series pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Series' average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2001, the Zenith Series paid MetLife Advisers an investment advisory fee of 0.40% of the Series' average daily net assets.

                         B. Information About the Trust

Organization and Investors

     The Trust is a mutual fund consisting of multiple investment portfolios, the Series, which may be divided into Class A, Class B and Class E shares. Trust shares are offered only to SEPARATE ACCOUNTS established by Insurance Companies and to certain eligible qualified retirement plans ("Qualified Plans"). The Trust serves as the investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Trust shares. The performance information in this Prospectus/Proxy Statement does not reflect charges associated with the separate accounts, variable contracts, or Qualified Plans that an investor in the Trust may pay under insurance or annuity contracts.

     A SEPARATE ACCOUNT is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

Purchase and Redemption of Shares

     Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Trust has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Trust's Class B shares and Class E shares (the "12b-1 Plan"). The Trust has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Trust each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the Insurance Companies (or their affiliates) that have established the separate accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class. The Zenith Series has Class A and Class B shares outstanding. Class A shares and Class E shares of the Zenith Series will be issued in the Merger.

Share Valuation and Pricing

     Net Asset Value

     The Zenith Series determines the net asset value of its shares as of the close of regular trading on each day that the New York Stock Exchange ("NYSE") is open. The net asset value per share for the Zenith Series is calculated by dividing the Series' net assets by its number of outstanding shares. Because foreign exchanges are not always closed at the same time that the NYSE is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the NYSE is closed.

     Securities Valuation

     Any fixed-income securities with remaining maturities of 60 days or less held by the Zenith Series are valued at amortized cost. Other portfolio securities of the Zenith Series normally are valued at market value. If no current market value is available for a portfolio security, the Trust's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadviser of the Series.

Dividends and Capital Gain Distributions

     Currently, the Zenith Series annually pays as dividends substantially all net investment income (including any short-term capital gains). The Zenith Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. The Zenith Series may pay dividends from net investment income more or less often if the Trust's Board of Trustees deems it appropriate and if such change would not cause the Zenith Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

     Federal income tax law requires the Zenith Series to distribute prior to calendar year-end virtually all of its ordinary income for the year. Also, the Zenith Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

     Dividends and distributions of the Zenith Series are automatically reinvested in additional shares of the Zenith Series.

Taxes

     The Zenith Series is a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code. So long as a Zenith Series distributes all of its net investment income and net capital gains to its shareholders, the Zenith Series itself does not pay any federal income tax. Although the Zenith Series intends to operate so that it will have no federal income tax liability, if any such liability is incurred, the investment performance of the Zenith Series will be adversely affected. In addition, Zenith Series' investments in foreign securities and currencies may be subject to foreign taxes. These taxes could reduce the investment performance of the Zenith Series.

     Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

     In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Zenith Series in which such accounts invest, must meet certain diversification requirements. The Zenith Series intends to comply with these requirements. If the Zenith Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

                             C. Financial Highlights

     The financial highlights table is intended to help you understand the financial performance of the Zenith Series. Certain information reflects financial results for a single share of the Zenith Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Zenith Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Trust's financial statements, are included in the Trust's Annual Report, which is available upon request.

     All of the information in the table is for Class A shares of the Zenith Series because no Class E shares were outstanding during any of the periods covered by the table. However, Class E shares, as well as Class A shares, will be issued in the Merger. The results for the Class E shares would be the same as those for the Class A shares, reduced by the Rule 12b-1 fee to which Class E shares are subject. The Rule 12b-1 fee applicable to Class E shares is at an annual rate of 0.15% of the average daily net assets of the class.

                    State Street Research Bond Income Series

                                                          Year Ended December 31, 2001

                                    -------------------------------------------------------------------------
                                                                    Class A
-------------------------------------------------------------------------------------------------------------
                                        2001           2000           1999           1998           1997
                                        ----           ----           ----           ----           ----
Net Asset Value, Beginning of
Year...............................   $ 109.66       $ 101.40       $ 109.89       $ 108.52       $ 105.63

Income From Investment Operations

Net Investment Income..............       5.92           7.82           7.67           6.76           7.43

Net Realized and Unrealized Gain
(Loss) on Investments..............       3.20           0.44          (8.18)          3.00           4.05

Total From Investment Operations...       9.12           8.26          (0.51)          9.76          11.48

Less Distributions

   Distributions From Net
   Investment Income...............      (9.45)          0.00          (7.72)         (6.64)         (7.51)

   Distributions From Net
   Realized Capital Gains..........       0.00           0.00          (0.16)         (1.75)         (1.08)

   Distributions In Excess of
   Net Realized Capital Gains......       0.00           0.00          (0.10)          0.00           0.00

Total Distributions................      (9.45)          0.00          (7.98)         (8.39)         (8.59)

Net Asset Value, End of Year.......   $ 109.33       $ 109.66       $ 101.40       $ 109.89       $ 108.52
                                      --------       --------       --------       --------       --------

Total Return (%)...................        8.8            8.1           (0.5)           9.0           10.9

Ratio of Operating Expenses to
Average Net Assets (%).............       0.49           0.47           0.48           0.48           0.52

Ratio of Net Investment Income to
Average Net Assets (%).............       5.99           7.37           7.12           6.66           6.97

Portfolio Turnover Rate (%)........        271             81             77             82             40

Net Assets, End of Year (000)......   $349,417       $283,140       $283,856       $267,791       $202,888

                                                                      Appendix C

                                 CAPITALIZATION

     The following table shows the capitalization of the Met Series and the Zenith Series as of December 31, 2001, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Met Series by the Zenith Series at net asset value as of that date.

-----------------------------------------------------------------------------------------------
                               Met Series            Zenith Series         Zenith Series Pro
                                                                          Forma Combined/(1)/
-----------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------
Net asset value                    $542,646,215       $  349,416,941           $892,063,156
-----------------------------------------------------------------------------------------------
Shares outstanding                   41,870,908            3,196,016              8,159,395
-----------------------------------------------------------------------------------------------
Net asset value per                $      12.96       $       109.33           $     109.33
share
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------
Net asset value                             N/A       $    7,931,412           $  7,931,412
-----------------------------------------------------------------------------------------------
Shares outstanding                          N/A               72,967                 72,967
-----------------------------------------------------------------------------------------------
Net asset value per                         N/A       $       108.70           $     108.70
share
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Class E/(2)/
-----------------------------------------------------------------------------------------------
Net asset value                    $     81,054                  N/A           $     81,054
-----------------------------------------------------------------------------------------------
Shares outstanding                        6,251                  N/A                    741
-----------------------------------------------------------------------------------------------
Net asset value per                $      12.97                  N/A           $     109.33
share
-----------------------------------------------------------------------------------------------

/(1)/ Assumes the Merger was consummated on December 31, 2001, and is for information purposes only. No assurance can be given as to how many shares of the Zenith Series will be received by the shareholders of the Met Series on the date the Merger takes place.

/(2)/ As of December 31, 2001, there were no Class E shares of the Zenith Series outstanding. Class E shares of the Met Series are to be exchanged for new Class E shares of the Zenith Series upon consummation of the Merger. Initial per share value of Class E shares will be equal to the then current Class A per share value.

                                                                     Appendix D
New England Zenith Fund

 STATE STREET RESEARCH BOND INCOME SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS


 INVESTMENT OBJECTIVE
 To achieve a competitive total return primarily from investing in fixed-income securities.

 INCEPTION DATE  8/26/83

 ASSET CLASS
 U.S. Bonds

 NET ASSETS
 $357 Million

 PORTFOLIO MANAGER
 Daniel R. Strelow

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2001, the State Street Research Bond Income Series Class A Shares returned 8.8% compared to its benchmark, The Lehman Brothers Aggregate Bond Index/1/, which returned 8.4% for the same period. The Lehman Brothers Intermediate Government Credit Index/2/ returned 9.0%. The average return of the Series' peer group, the Lipper Variable Products Intermediate Investment Grade Debt Funds/3/ category, was 8.2% for the year. The Series' performance can be attributed primarily to declining interest rates and a generally favorable environment for bonds.

PORTFOLIO ACTIVITY
State Street Research & Management Company assumed portfolio management responsibility for this Series on July 1, 2001. Prior to that date, Back Bay Advisors, L.P. served as the portfolio manager. In the six months that followed, the Fed cut rates 5 times, the administration/congress passed a $1.3 trillion dollar tax cut, the terrorist attacks changed the national security landscape, and Enron and Argentina share the mantle as the largest corporate bankruptcy and sovereign default in recorded history.

The positive contributors to the Series' performance in the third quarter were its duration and yield curve positioning. We were well positioned for lower rates and a steeper yield curve as the Fed aggressively cut short term interest rates in an attempt to arrest the domestic growth contraction, and to supply ample liquidity to the markets in the wake of the terrorist attacks in New York and Washington DC. Spreads on credit sensitive sectors widened considerably in September, and our positions in domestic corporate bonds, high yield, and emerging markets were a net drag on performance.

The fourth quarter may have been a mirror image of the third. As the capital markets priced an eventual return to a more normal economic rate of growth, interest rates came off the cycle low and the yield spreads between what are considered safe assets (i.e., treasury securities) and risky assets (i.e., corporate bonds, especially high yield bonds) have narrowed considerably. Fourth quarter performance was dominated by outperformance in corporate bonds (high grade and high yield) and emerging markets. Importantly, security/sector selection was critical. The portfolio was positioned defensively in these sectors and we avoided the poor performing Utilities and Sovereigns (Enron and Argentina) sectors.

PORTFOLIO OUTLOOK/4/
We expect the bond market to maintain these relative low interest rates for the next three months. In addition, the yield curve is currently quite "steep" and we expect it to remain that way, again for the next 3 months. Credit spreads have contracted substantially. We expect the spread contraction to moderate based on current valuations.

We do not expect inflation to be a problem for now. Our forecast has core inflation bottoming out at 2% in the first and second quarters, then rising moderately as economic growth improves more markedly.

Our outlook has changed over the past six months, although mostly through the passage of time. Three months ago, we were expecting aggressive easing into year-end and stable Fed policy thereafter. Now we are in the "stable thereafter" period. As time continues to pass and signs of recovery are reported in the economic releases, ultimate recovery and higher rates will be priced into the market. We expect a "saucer shaped" recovery, where growth recovers to trend in the second half of 2002. However, we do not expect the

--------
(1)Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(2)Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The index performance has not been adjusted for ongoing management, distributions and operating expenses and sales charges applicable to mutual fund investments.
(3)Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with investment objectives similar to those of the subject Series as calculated by Lipper Analytical Services, an independent mutual fund ranking service.
(4)The views expressed in the Management's Discussion and Analysis in this Appendix D are those of the Portfolio Manager as of December 31, 2001 and are subject to change based on market and other conditions. Information about a portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

brisk rate of growth to be sustainable.

                             PORTFOLIO COMPOSITION

                     Top Holdings as of December 31, 2001

                                                                      % of Total
Security                                                              Net Assets
--------------------------------------------------------------------------------
Federal National Mortgage Association................................   28.1%
Government National Mortgage Association.............................   10.0%
United States Treasury Bonds.........................................    4.6%
 J.P. Morgan Chase & Co..............................................    2.8%
Household Finance Corp...............................................    2.0%
Republic of Greece...................................................    1.4%
DLJ Commercial Mortgage Corp.........................................    1.2%
Connecticut RRB Special Purpose Trust................................    1.1%
Morgan Stanley Dean Witter Capital, Inc..............................    0.9%
First Union Lehman Brothers Commercial Mortgage Trust II.............    0.9%

                       A $10,000 INVESTMENT COMPARED TO
    THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX SINCE 12/31/91

                                    [CHART]

        State Street   Lehman Brothers     Lehman Brothers
        Research Bond  Intermediate Gov/   Intermediate Aggregate
        Income Series  Credit Index        Bond Index

Dec-91       10,000       10,000             10,000
Dec-92       10,818       10,717             10,740
Dec-93       12,181       11,659             11,787
Dec-94       11,772       11,434             11,443
Dec-95       14,267       13,187             13,558
Dec-96       14,923       13,721             14,050
Dec-97       16,547       14,801             15,406
Dec-98       18,044       16,050             16,745
Dec-99       17,961       16,111             16,607
Dec-00       19,426       17,741             18,538
Dec-01       21,139       19,332             20,103



--------------------------------------------------------------------------------
                            Average Annual Returns
--------------------------------------------------------------------------------

                                                                 Lipper Variable
                                                       Lehman     Intermediate
                                                    Intermediate   Investment     Lehman
                                                    Government/    Grade Debt.   Aggregate
                                        Bond Income    Credit     Funds Average    Bond*
1 Year                                      8.8%        9.0%           8.2%         8.4%
3 Years                                     5.4         6.4            5.6          6.3
5 Years                                     7.2         7.1            6.6          7.4
10 Years                                    7.8         6.8            6.8          7.2
------------------------------------------------------------------------------------------

  The total non-annualized return of the Class B shares from their May 1, 2001 inception date through December 31, 2001 was 5.2%.

  Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

  This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

* We changed the benchmark from Lehman Brothers Intermediate Government/Credit Index to the broader Lehman Brothers Aggregate Bond Index because we feel it better reflects the universe from which the manager selects securities.

Metropolitan Series Fund, Inc.                                 Appendix E

 STATE STREET RESEARCH INCOME PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS


 INVESTMENT OBJECTIVE
 To achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risks and, secondarily, the preservation of capital.

 INCEPTION DATE  6/24/83

 ASSET CLASS
 U.S. Bonds

                                  NET ASSETS
                                $542.7 Million

                               PORTFOLIO MANAGER
                                John H. Kallis

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2001, the Class A shares of State Street Research Income Portfolio returned 8.3%. That was slightly less than the Lehman Brothers Aggregate Index,/1/ which returned 8.4% for the same time period. The average return of the portfolio's peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds universe/2/, was 7.7% for the year. The portfolio's performance can be attributed primarily to declining interest rates and a generally favorable environment for bonds.

PORTFOLIO ACTIVITY
The Federal Reserve Board reduced short-term interest rates eleven times during the year, which created a favorable environment for short-term bonds -- and for the fixed-income markets in general. In the first half of the year, the portfolio benefited from its emphasis on short-to-intermediate term U.S. Treasury and Agency securities. Although our decision to position the fund for lower long-term interest rates in the second half of the year has not been fully rewarded (as the yield on the 10-Year U.S. Treasury bond ended the year about where it started at just over 5.0%), it positions the fund for what we believe will be declining rates in the months ahead. Yields reached a new cyclical low in November then turned upward.

The portfolio fell just short of the index primarily because of weaker performance in the first half of the year when it was underweighted in high-grade corporate bonds, which performed strongly. However, relative performance picked up in the second half. Investments in U.S. Treasury and Agency bonds did well in the third quarter. Our emphasis on bonds that trade off their yield spread to U.S. Treasuries was a good decision later in the year. European non-dollar bonds and emerging market bonds, although a small percentage of the portfolio, also made a positive contribution to performance, as did high yield bonds.

PORTFOLIO OUTLOOK/3/
We expect inflation to remain tame in the period ahead, the result of lower energy costs and lack of pricing power among retailers. We do not believe that an economic recovery will be strong enough to warrant an increase in interest rates, which the future's market appears to have priced into current levels. As a result, we have lengthened the fund's duration. (Duration is a measure of the fund's sensitivity to changing interest rates.) We continue to emphasize bonds outside the Treasury/Agency sector, which we believe will be the beneficiaries of lower interest rates, continued low inflation, and a stabilizing U.S. economy: corporate, and high yield bonds, as well as asset-backed securities and commercial mortgage-backed securities. If our outlook is on target, we believe that bonds are positioned to experience another good year and the portfolio is positioned to take advantage of an environment of declining interest rates and what we believe will be a saucer-shaped economic recovery. Diversification among the various bond market sectors and exposure to bond markets outside the U.S. should help cushion the portfolio against any surprises.
--------
(1)The Lehman Brothers Aggregate Bond Index(R) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The is an unmanaged measure of bond market performance. Direct investment in the Index is not possible.
(2)Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investments objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.
(3)The views expressed in the management's Discussion and Analysis for the Met Series in this Appendix E to this Prospectus/Proxy Statement are those of the Portfolio Manager as of December 31, 2001 and are subject to change based on market and other conditions. Information about a portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

                             PORTFOLIO COMPOSITION

                     Top Holdings as of December 31, 2001

                                                       % of Total
              Security                                 Net Assets
              ---------------------------------------------------
              United Sates Treasury Bonds.............    9.3%
              Federal National Mortgage Association...    5.4
              United States Treasury Notes............    3.7
              Government National Mortgage Association    2.1
              DLJ Commercial Mortgage Corp............    2.0
              Citibank Credit Card Issuance Trust.....    1.3
              Ford Motor Credit Co....................    1.2
              Republic of Greece......................    1.2
              Connecticut RRB Special Purpose Trust...    1.2
              United Mexican States...................    1.1


A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX SINCE
                                   12/31/91


                                    [CHART]

          State Street
        Research Income  Lehman Brothers
           Portfolio     Aggregate Index
        ---------------  ---------------
12/91        10,000           10,000
12/92        10,692           10,740
12/93        11,907           11,787
12/94        11,533           11,443
12/95        13,787           13,558
12/96        14,284           14,050
12/97        15,689           15,406
12/98        17,164           16,745
12/99        16,775           16,607
12/00        18,654           18,538
12/01        20,210           20,103


--------------------------------------------------------------------------------
                         Average Annual Total Returns
                            As of December 31, 2001
--------------------------------------------------------------------------------

                Street Street Research
                  Income Portfolio     Lehman Brothers
                Class A       Class E  Aggregate Index
1 Year            8.3%           N/A         8.4%
3 Years           5.6            N/A         6.3
5 Years           7.2            N/A         7.4
10 Years          7.3            N/A         7.2
Since Inception   9.6           6.2(a)       9.4

--------------------------------------------------------------------------------

(a)Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             NEW ENGLAND ZENITH FUND

                    STATE STREET RESEARCH BOND INCOME SERIES

                                    FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 22, 2002

      This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Acquisition") of the State Street Research Income Portfolio (the "Met Series"), a series of the Metropolitan Series Fund, Inc. (the "Fund"), by the State Street Research Bond Income Series, a series of the New England Zenith Fund (the "Trust"). The Fund is a Maryland corporation and the Trust is a Massachusetts business trust.

      This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated March 22, 2002 (the "Prospectus/Proxy Statement") of the Trust, which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Met Series in exchange for shares of the Zenith Series and the assumption of all the liabilities of the Met Series by the Zenith Series. The Met Series would distribute the Zenith Series shares it receives to its shareholders in complete liquidation of the Met Series.

      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

                                Table of Contents

I.    Additional Information about the Zenith Series.......................... 1

II.   Financial Statements.................................................... 2


I.    Additional Information about the Zenith Series.

      Incorporated by reference to Post-Effective Amendment No. 32 to the Trust's Registration Statement on Form N-1A (File No. 2-83538 filed on April 16,
2001).

II.   Financial Statements.

      This SAI is accompanied by the Trust's Annual Report for the fiscal year ended December 31, 2001, which contains historical financial information regarding the Zenith Series. Such report has been filed with the SEC and is incorporated herein by reference. This SAI is also accompanied by the Fund's Annual Report for the fiscal year ended December 31, 2001, which contains historical financial information regarding the Met Series. Such report has been filed with the SEC and is incorporated herein by reference.

      Unaudited pro forma financial statements of the Zenith Series for its acquisition of the Met Series are provided on the following pages.

-----------------------------------------------------------------------------------------------------------------------------------
                    New England Zenith Bond Income Combined (unaudited) (d)
                               December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
 Shares            Asset Name                                                       Coupon        Maturity Date        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         3,325,000 AEP Resources, Inc. (144A)                                       6.500           12/1/2003            3,418,627
         1,730,000 AES Corp.                                                        8.875           2/15/2011            1,531,050
           920,000 AES Eastern Energy, L.P.                                         9.670            1/2/2029              942,255
         2,750,000 AIG Sunamerica Global Financing II (144A)                        7.600           6/15/2005            2,974,923
         2,150,000 AIG Sunamerica Global Financing VI (144A)                        6.300           5/10/2011            2,173,822
         2,125,000 Airgas, Inc.                                                     9.125           10/1/2011            2,265,500
         4,400,000 Alaska Steel Corp.                                               7.875           2/15/2009            4,325,500
         1,500,000 Allied Waste North America, Inc.                                 7.625            1/1/2006            1,481,250
         2,475,000 Allied Waste North America, Inc.                                 7.875            1/1/2009            2,406,938
           350,000 Allied Waste North America, Inc.                                 8.875            4/1/2008              359,625
         1,150,000 Ameren Energy Generating Co.                                     7.750           11/1/2005            1,200,485
         2,240,000 American Electric Power, Inc.                                    6.125           5/15/2006            2,216,132
         2,025,000 Ametek, Inc.                                                     7.200           7/15/2008            1,959,657
         1,470,000 AOL Time Warner, Inc.                                            6.750           4/15/2011            1,508,964
         2,400,000 AOL Time Warner, Inc.                                            6.125           4/15/2006            2,455,392
         2,500,000 AT&T Corp.                                                       6.500           3/15/2029            2,183,825
         1,125,000 AT&T Corp.                                                       6.000           3/15/2009            1,069,954
         1,250,000 AT&T Corp. (144A)                                                8.000          11/15/2031            1,307,638
         2,085,000 AT&T Wireless Services, Inc.                                     8.750            3/1/2031            2,371,041
           600,000 Autonation, Inc. (144A)                                          9.000            8/1/2008              611,438
         2,200,000 Aztar Corp. (144A)                                               9.000           8/15/2011            2,279,250
         4,150,000 Bank America Corp.                                               7.400           1/15/2011            4,451,129
         1,226,832 Bear Stearns Commercial Mortgage Securities, Inc.                6.080           2/15/2035            1,243,318
         1,850,000 Bear Stearns Commercial Mortgage Securities, Inc.                7.080           7/15/1931            1,949,438
         2,125,000 Beckman Industrials                                              7.450            3/4/2008            2,210,128
         2,950,000 BMW Vehicle Owner Trust                                          5.110           5/25/2006            3,004,389
         3,800,000 Bombardier Capital, Inc. (144A)                                  7.300          12/15/2002            3,946,604
         1,375,000 Briggs & Stratton Corp.                                          8.875           3/15/2011            1,430,371
         2,100,000 British Sky Broadcasting Group                                   6.875           2/23/2009            2,014,992
         1,800,000 British Sky Broadcasting Group, Plc.                             8.200           7/15/2009            1,855,597
         1,500,000 British Telecommunications, Plc.                                 8.125          12/15/2010            1,663,547
         2,250,000 British Telecommunications, Plc.                                 8.875          12/15/2030            2,581,965
         4,825,000 Bundes Republic of Deutschland                                   5.250            1/4/2011            4,394,188
         1,100,000 Burlington Northern Santa Fe Corp.                               6.700            8/1/2028            1,057,155
           475,000 Calpine Corp.                                                    8.500           2/15/2011              432,235
           800,000 Calpine Corp.                                                    7.750           4/15/2009              708,000
         2,500,000 Cargill, Inc. (144A)                                             6.250            5/1/2006            2,584,775
         2,550,000 Caterpillar Financial Asset Trust                                4.850           4/25/2007            2,604,825
           925,000 Charter Communications Holdings                                  9.625          11/15/2009              934,250
         1,200,000 Charter Communications Holdings, L.L.C.                         10.750           10/1/2009            1,262,250
         3,261,205 Chase Commercial Mortgage Securities Corp.                       6.025          11/18/2030            3,333,732
         1,200,000 Chase Manhattan Corp.                                            7.875           6/15/2010            1,327,692
         1,350,000 Cingular Wireless L.L.C. (144A)                                  5.625          12/15/2006            1,354,077
           390,000 Citibank Credit Card Issuance Trust                              7.450           9/15/2007              413,292
         1,825,000 Citibank Credit Card Issuance Trust                              2.500          12/10/2008            1,825,000
         2,300,000 Citibank Credit Card Issuance Trust                              7.050           9/17/2007            2,449,500
         4,550,000 Citibank Credit Card Issuance Trust                              6.650           5/15/2008            4,687,911
         1,150,000 Citibank Credit Card Master Trust I                              5.300            1/9/2006            1,181,982
         1,695,000 Citibank Credit Cord Master Trust I                              5.875           3/10/2011            1,710,357
         2,610,000 Citigroup, Inc.                                                  6.750           12/1/2005            2,767,352
         2,285,000 Citigroup, Inc.                                                  6.500           1/18/2011            2,354,750
         1,125,000 Citigroup, Inc.                                                  7.250           10/1/2010            1,206,709
         4,250,000 Clear Channel Communications                                     7.250           9/15/2003            4,416,855
           900,000 Coca Cola Enterprises, Inc.                                      6.950          11/15/2026              926,523
         1,395,000 Columbia/HCA Healthcare Corp.                                    7.690           6/15/2025            1,325,250
         1,200,000 Columbia/HCA Healthcare Corp.                                    6.870           9/15/2003            1,215,000
         4,125,000 Comcast Cable Communications                                     6.750           1/30/2011            4,144,719
         3,825,000 Commercial Mortgage Acceptance Corp. (144A)                      6.230           3/15/2013            2,898,264
         3,250,000 Commercial Mortgage Acceptance Corp. (144A)                      5.440           5/15/2013            2,258,750
         4,175,000 Conagra, Inc.                                                    7.500           9/15/2005            4,437,691
         9,975,000 Connecticut RRB Special Purpose Trust                            5.360           3/30/2007           10,283,175

-----------------------------------------------------------------------------------------------------------------------------------
                    New England Zenith Bond Income Combined (unaudited) (d)
                               December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
 Shares            Asset Name                                                       Coupon        Maturity Date        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         4,425,000 Conoco Funding Co.                                               5.450          10/15/2006            4,434,987
           200,000 Constellation Brands, Inc.                                       8.000           2/15/2008              204,000
         1,625,000 Countrywide Funding Corp.                                        7.260           5/10/2004            1,731,015
         2,550,000 Countrywide Funding Corp.                                        5.250           5/22/2003            2,613,699
         2,100,000 Credit Suisse USA, Inc.                                          5.875            8/1/2006            2,136,278
         1,450,000 Crown Castle International Corp.                                10.750            8/1/2011            1,417,375
         4,475,000 CSC Holdings, Inc.                                               7.625            4/1/2011            4,484,890
         2,220,000 CSX Corp.                                                        6.750           3/15/2011            2,259,159
         2,400,000 CSX Corp.                                                        7.050            5/1/2002            2,432,976
         2,500,000 DaimlerChrysler Auto Trust                                       5.320            9/6/2006            2,567,175
         1,950,000 DaimlerChrysler North America Holding Corp.                      8.500           1/18/2031            2,088,216
         4,000,000 Dana Corp. (144A)                                                9.000           8/15/2011            3,658,411
         7,250,000 Detroit Edison Securitization Funding, L.L.C.                    5.510            3/1/2007            7,494,659
         4,000,000 Deutsche Telekom International Finance B.V.                      7.750           6/15/2005            4,300,608
         4,800,000 Discover Card Master Trust I                                     5.300          11/16/2006            4,944,000
         4,500,000 Distribution Financial Services Trust                            5.670           1/17/2017            4,452,867
         5,525,000 DLJ Commercial Mortgage Corp.                                    7.150           1/10/2013            4,433,813
         2,489,622 DLJ Commercial Mortgage Corp.                                    5.880          11/12/2031            2,547,654
         2,750,000 DLJ Commercial Mortgage Corp.                                    6.240          11/12/2031            2,765,364
         3,774,280 DLJ Commercial Mortgage Corp.                                    6.930           8/10/2009            3,924,058
         1,150,000 DLJ Commercial Mortgage Corp.                                    7.500           9/10/2010            1,195,637
         2,300,000 Dominion Resources, Inc.                                         7.625           7/15/2005            2,452,352
         2,600,000 Dover Corp.                                                      6.500           2/15/2011            2,640,638
         3,800,000 Dr Investments (144A)                                            7.100           5/15/2002            3,859,052
         2,525,000 DTE Energy Co.                                                   6.000            6/1/2004            2,589,615
         2,300,000 Duke Energy Co.                                                  7.375            3/1/2010            2,437,379
         1,125,000 Electronic Data Systems Corp.                                    7.125          10/15/2009            1,186,194
         1,275,000 Electronic Data Systems Corp.                                    6.850          10/15/2004            1,348,759
         1,350,000 Electronic Data Systems Corp.                                    7.450          10/15/2029            1,402,556
           900,000 Energy East Corp.                                                7.750          11/15/2003              944,055
         2,850,000 EOP Operating, L.P.                                              6.500           6/15/2004            2,960,138
         2,500,000 ERAC USA Finance Co. (144A)                                      6.625           2/15/2005            2,497,725
         1,350,000 ERAC USA Finance Co. (144A)                                      6.950            3/1/2004            1,369,008
         2,590,000 Exelon Corp.                                                     6.750            5/1/2011            2,602,172
           233,258 Federal Home Loan Mortgage Corp.                                 9.000           12/1/2009              248,770
         3,000,000 Federal National Mortgage Association                            6.000                 TBA            3,007,500
        18,150,000 Federal National Mortgage Association                            6.000                 TBA           17,747,252
        23,725,000 Federal National Mortgage Association                            6.500                 TBA           23,940,118
        10,000,000 Federal National Mortgage Association                            7.000                 TBA           10,343,800
         2,925,000 Federal National Mortgage Association                            7.000                 TBA            2,979,844
        10,775,000 Federal National Mortgage Association                            7.250           5/15/2030           12,138,684
         2,965,385 Federal National Mortgage Association                            6.500            8/1/2031            2,965,385
         2,010,979 Federal National Mortgage Association                            6.500            7/1/2014            2,063,526
         6,024,087 Federal National Mortgage Association                            6.000            7/1/2016            6,039,147
         2,549,677 Federal National Mortgage Association                            6.500           11/1/2027            2,558,473
         5,062,852 Federal National Mortgage Association                            6.500            9/1/2016            5,160,919
        12,995,378 Federal National Mortgage Association                            6.500            6/1/2031           13,011,882
         3,160,917 Federal National Mortgage Association                            6.500            8/1/2031            3,160,917
         5,550,000 Federal National Mortgage Association                            7.000           12/1/2031            5,654,063
         3,175,000 Federal National Mortgage Association                            7.000           10/1/2031            3,234,531
         3,275,000 Federal National Mortgage Association                            6.500            9/1/2031            3,275,000
         6,275,000 Federal National Mortgage Association                            7.125           1/15/2030            6,963,305
         4,300,000 Federal National Mortgage Association                            6.250            2/1/2011            4,367,854
            95,653 Federal National Mortgage Association                            8.500            9/1/2009              101,868
            50,771 Federal National Mortgage Association                            9.000            4/1/2016               54,249
           317,853 Federal National Mortgage Association                            8.500            2/1/2009              339,118
            42,007 Federal National Mortgage Association                            8.000            6/1/2008               44,228
            18,516 Federal National Mortgage Association                            7.750            4/1/2008               19,372
           184,468 Federal National Mortgage Association                            7.750            3/1/2008              193,169
           309,824 Federal National Mortgage Association                            8.250            7/1/2008              327,034
            96,992 Federal National Mortgage Association                            7.750            9/1/2006              100,522
         5,664,486 Federal Republic of Brazil                                       8.000           4/15/2014            4,294,247


-----------------------------------------------------------------------------------------------------------------------------------
                    New England Zenith Bond Income Combined (unaudited) (d)
                               December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
 Shares            Asset Name                                                       Coupon        Maturity Date        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         3,150,000 First Union Lehman Brothers (144A)                               7.500          11/18/2029            2,520,630
         3,000,000 First Union Lehman Brothers Bank of America Commercial Mortgage  6.560          11/18/2035            3,122,842
         5,661,000 First Union Lehman Brothers Commercial Mortgage Trust II         6.600          11/18/2029            5,890,766
         3,850,000 FleetBoston Financial Corp.                                      7.250           9/15/2005            4,143,717
         1,875,000 Flextronics International, Ltd.                                  9.875            7/1/2010            1,968,750
         2,600,000 Florida Windstorm Underwriting (144A)                            7.125           2/25/2019            2,549,638
         3,600,000 Ford Motor Co.                                                   7.450           7/16/2031            3,303,108
         9,250,000 Ford Motor Credit Co.                                            6.875            2/1/2006            9,246,763
         4,175,000 France Telecom S.A. (144A)                                       7.200            3/1/2006            4,384,794
           550,000 GE Global Insurance Holding Corp.                                7.000           2/15/2026              571,225
         1,470,000 GE Global Insurance Holding Corp.                                7.750           6/15/2030            1,659,836
         1,850,000 General Electric Capital Corp.                                   6.800           11/1/2005            1,983,526
         2,500,000 General Electric Capital Corp.                                   6.875          11/15/2010            2,694,800
         5,050,000 General Motors Acceptance Corp.                                  8.000           11/1/2031            5,109,035
         2,650,000 Goldman Sachs Group, Inc.                                        7.625           8/17/2005            2,858,635
         1,225,000 Goldman Sachs Group, L.P. (144A)                                 6.625           12/1/2004            1,288,161
         2,069,827 Government National Mortgage Association                         7.000           2/15/2024            2,131,901
         1,420,065 Government National Mortgage Association                         6.500          11/15/2028            1,428,301
           885,448 Government National Mortgage Association                         8.000          11/15/2029              928,038
         1,392,008 Government National Mortgage Association                         6.500           7/15/2031            1,396,782
         2,912,400 Government National Mortgage Association                         7.000           4/15/2031            2,980,638
         3,642,319 Government National Mortgage Association                         7.500           7/15/2031            3,767,524
        12,860,129 Government National Mortgage Association                         7.000          10/15/2031           13,133,407
         3,894,950 Government National Mortgage Association                         7.500           7/15/2031            4,028,819
            34,067 Government National Mortgage Association                         8.500           3/15/2017               36,858
            51,641 Government National Mortgage Association                         9.000          10/15/2016               56,388
            18,929 Government National Mortgage Association                         8.500           3/15/2017               20,480
            39,960 Government National Mortgage Association                         8.500           1/15/2017               43,234
            25,681 Government National Mortgage Association                         8.500           2/15/2017               27,785
            76,370 Government National Mortgage Association                         8.500           5/15/2017               82,626
             4,885 Government National Mortgage Association                         8.500          11/15/2017                5,285
             7,568 Government National Mortgage Association                         8.500           7/15/2017                8,188
            57,841 Government National Mortgage Association                         8.500           3/15/2021               62,218
            24,764 Government National Mortgage Association                         8.500           6/15/2020               26,676
             5,024 Government National Mortgage Association                         8.500          11/15/2021                5,404
            36,470 Government National Mortgage Association                         8.500          11/15/2021               39,230
            98,614 Government National Mortgage Association                         8.500          10/15/2022              105,829
            16,457 Government National Mortgage Association                         8.500          10/15/2021               17,703
            35,948 Government National Mortgage Association                         8.500           5/15/2022               38,578
         2,340,778 Government National Mortgage Association                         6.000           1/15/2029            2,303,466
         3,069,502 Government National Mortgage Association                         6.500           5/15/2029            3,087,305
            67,791 Government National Mortgage Association                         7.500           5/15/2007               70,871
         7,756,323 Government National Mortgage Association                         7.000           5/15/2031            7,921,145
         3,245,091 Government National Mortgage Association                         7.500          12/15/2014            3,419,515
         7,150,000 Government of Canada                                             6.000            6/1/2011            4,701,407
        18,050,000 Government of New Zealand                                        8.000          11/15/2006            8,026,682
         2,325,000 GTE Corp.                                                        6.940           4/15/2028            2,328,860
         2,300,000 Harrah's Operating, Inc.                                         7.875          12/15/2005            2,386,250
         2,625,000 HealthSouth Corp.                                                7.000           6/15/2008            2,559,375
         1,700,000 HealthSouth Corp. (144A)                                         8.375           10/1/2011            1,751,000
         8,350,000 Household Finance Corp.                                          6.375          10/15/2011            8,086,474
         4,325,000 International Business Machines Corp.                            4.875           10/1/2006            4,311,722
         2,775,000 International Paper Co.                                          8.000            7/8/2003            2,936,703
         1,250,000 J.P. Morgan Chase & Co.                                          6.750            2/1/2011            1,280,529
         5,160,000 J.P. Morgan Commercial Mortgage Finance Corp.                    6.507          10/15/2035            5,295,382
         2,300,000 J.P. Morgan Project Commercial Mortgage Finance Corp.            7.238           9/15/2029            2,376,188
         5,850,000 John Hancock Global Funding (144A)                               7.900            7/2/2010            6,462,261
         1,700,000 Kellogg Co.                                                      6.000            4/1/2006            1,746,920
         1,400,000 Kellogg Co.                                                      5.500            4/1/2003            1,436,470
         2,325,000 KeySpan Corp.                                                    7.625          11/15/2010            2,524,811
         2,150,000 Kroger Co.                                                       8.050            2/1/2010            2,350,853
         2,775,000 Lear Corp.                                                       7.960           5/15/2005            2,810,173

----------------------------------------------------------------------------------------------------------------------------------
                    New England Zenith Bond Income Combined (unaudited) (d)
                               December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
 Shares            Asset Name                                                       Coupon        Maturity Date        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         4,114,291 Lehman Brothers-UBS Commercial Mortgage Trust (144A)             6.155           7/14/2016            4,082,199
         2,140,000 Lockheed Martin Corp.                                            8.500           12/1/2029            2,561,097
           345,000 Lockheed Martin Corp.                                            8.200           12/1/2009              388,778
           874,180 Long Beach Asset Holdings Corp. (144A)                           7.870           9/26/2031              863,253
           900,000 Long Beach Asset Holdings Corp. (144A)                           0.990          12/31/2031              892,404
           875,000 Luscar Coal, Ltd. (144A)                                         9.750          10/15/2011              927,964
         4,450,000 Lyondell Chemical Co.                                            9.625            5/1/2007            4,481,125
         1,300,000 MBNA Corp. Senior Medium Term Note                               6.875          11/15/2002            1,341,964
         4,475,000 MBNA Credit Card Master Note Trust                               3.340           6/15/2009            4,475,000
         2,425,000 MBNA Master Credit Card Trust                                    6.500           4/15/2010            2,552,116
         2,900,000 MBNA Master Credit Card Trust II                                 7.000           2/15/2012            3,095,298
           455,000 MBNA Master Credit Card Trust II                                 6.600           4/16/2007              480,876
         2,050,000 McDonald's Corp.                                                 6.000           4/15/2011            2,065,580
         5,525,000 Merrill Lynch & Co., Inc.                                        5.350           6/15/2004            5,679,092
           900,000 MGM Grand, Inc.                                                  9.750            6/1/2007              942,750
           549,907 Morgan Stanley Capital I, Inc.                                   6.190           1/15/2007              576,220
         1,525,000 Morgan Stanley Capital, Inc.                                     6.210          11/15/2031            1,537,612
         7,700,000 Morgan Stanley Dean Witter Capital, Inc.                         6.460           2/15/2033            7,904,340
         1,725,000 Morgan Stanley Group, Inc.                                       6.100           4/15/2006            1,777,940
         5,172,750 National Republic of Bulgaria                                    4.563           7/28/2011            4,541,501
         1,675,000 Nationslink Funding Corp.                                        6.476           8/20/2030            1,733,767
         1,325,000 Nationslink Funding Corp.                                        6.795           7/20/2008            1,365,545
         1,450,000 NationsLink Funding Corp. (Class E)                              7.105          11/20/2008            1,438,690
         2,775,000 New Jersey Economic Development Authority                        7.425           2/15/2029            3,080,833
         2,275,000 News America Holdings, Inc.                                      8.625            2/1/2003            2,383,108
           825,000 News America Holdings, Inc.                                      7.125            4/8/2028              752,565
         1,275,000 News America Holdings, Inc.                                      7.750           1/20/2024            1,252,471
         1,150,000 NiSource Finance Corp.                                           7.500          11/15/2003            1,200,152
         3,925,000 Norfolk Southern Corp.                                           7.350           5/15/2007            4,217,295
           950,000 Norske Skog Canada, Ltd. (144A)                                  8.625           6/15/2011              983,250
           900,000 OM Group, Inc. (144A)                                            9.250          12/15/2011              913,500
         1,400,000 Packaging Corp.                                                  9.625            4/1/2009            1,533,000
         2,300,000 Park Place Entertainment Corp.                                   9.375           2/15/2007            2,392,000
         1,655,000 PECO Energy Co.                                                  6.130            3/1/2009            1,696,888
         2,275,000 Peco Energy Transition Trust                                     7.625            3/1/2010            2,491,057
         1,850,000 Pepsi Bottling Holdings, Inc. (144A)                             5.625           2/17/2009            1,827,338
         1,980,000 Pioneer Natural Resources Co.                                    9.625            4/1/2010            2,186,383
         2,282,474 PNC Mortgage Acceptance Corp.                                    7.050          10/12/2033            2,414,262
         2,325,000 Potlatch Corp. (144A)                                           10.000           7/15/2011            2,415,720
         5,375,000 Principal Residential Mortgage Capital (144A)                    4.550          12/20/2004            5,333,613
         3,985,000 Progress Energy, Inc.                                            7.100            3/1/2011            4,140,727
         2,150,000 Province of Quebec                                               5.500           4/11/2006            2,189,904
         3,650,000 Province of Quebec                                               7.500           9/15/2029            4,080,481
           525,000 Province of Quebec                                               6.125           1/22/2011              528,381
         3,100,000 PSE&G Transition Funding, L.L.C.                                 6.450           3/15/2013            3,209,711
           950,000 PSEG Transitions Funding, L.L.C.                                 5.980           6/15/2008              987,696
         1,050,000 Quest Diagnostics, Inc.                                          7.500           7/12/2011            1,086,992
         1,625,000 Qwest Capital Funding, Inc.                                      7.750           8/15/2006            1,660,458
         2,225,000 Qwest Capital Funding, Inc. (144A)                               7.000            8/3/2009            2,138,003
         1,525,000 Reed Elsevier Capital, Inc.                                      6.125            8/1/2006            1,552,124
         2,625,000 Reliant Energy Transition Bond Co., L.L.C.                       4.760           9/15/2009            2,570,056
        10,708,767 Republic of Greece                                               8.800           6/19/2007           11,346,562
         3,731,470 Republic of Panama                                               4.750           7/17/2014            3,306,310
         3,100,000 Republic of Peru                                                 4.500            3/7/2017            2,397,254
         1,925,000 Republic of Philippines                                          9.875           3/16/2010            1,980,825
         1,808,000 Republic of Philippines                                          2.938            6/5/2002            1,586,520
           325,000 Republic of Philippines                                          9.875           3/16/2010              335,969
         4,405,500 Republic of Poland                                               6.000          10/27/2014            4,376,431
         2,550,000 Residential Asset Security Mortgage Pass Thru                    5.751           8/25/2005            2,561,455
         4,000,000 Russian Federation                                               8.250           3/31/2010            3,502,600
           125,000 Safeway, Inc.                                                    7.000           9/15/2002              128,776
         4,475,000 Salomon Brothers Commercial Mortgage Trust                       6.226          12/18/2035            4,559,513


----------------------------------------------------------------------------------------------------------------------------------
             New England Zenith Bond Income Combined (unaudited) (d)
                               December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
 Shares            Asset Name                                                       Coupon        Maturity Date        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         1,600,000 Salomon Brothers Mortgage Securities VII, Inc.                   6.134           2/18/2034            1,618,400
           625,000 Senior Housing Properties Trust                                  8.625           1/15/2012              631,250
         1,600,000 Simon Debartolo Group, L.P.                                      6.875          11/15/2006            1,641,696
         2,550,000 Simon Debartolo Group, L.P.                                      6.875          11/15/2006            2,616,453
           350,000 Smithfield Foods, Inc. (144A)                                    8.000          10/15/2009              360,500
         1,225,000 Spieker Properties, L.P.                                         6.800            5/1/2004            1,272,481
         4,475,000 Sprint Capital Corp.                                             6.000           1/15/2007            4,449,537
           500,000 State Street Institutional Capital Corp.  (144A)                 7.940          12/30/2026              519,351
         3,508,355 Structured Asset Securities Corp.                                6.790          10/12/2034            3,620,974
         4,150,000 Suntrust Banks, Inc.                                             6.375            4/1/2011            4,212,342
         4,255,000 Telecomunicacione de Puerto Rico, Inc.                           6.650           5/15/2006            4,305,294
         1,525,000 Telus Corp.                                                      8.000            6/1/2011            1,618,287
         2,250,000 Telus Corp.                                                      7.500            6/1/2007            2,342,003
         3,300,000 Tembec Industries, Inc.                                          8.500            2/1/2011            3,404,000
         2,700,000 Tenet Healthcare Corp. (144A)                                    5.375          11/15/2006            2,633,904
         1,425,000 The Kroger Co.                                                   8.000           9/15/2029            1,580,633
           270,000 The Kroger Co.                                                   7.800           8/15/2007              295,666
         4,375,000 The Walt Disney Co.                                              3.900           9/15/2003            4,379,084
         1,575,000 Tyco International Group S.A.                                    6.250           6/15/2003            1,638,378
         6,325,000 Tyco International Group S.A.                                    6.375           2/15/2006            6,448,274
         4,350,000 Tyson Foods, Inc. (144A)                                         6.625           10/1/2004            4,447,701
         1,400,000 Unilever Capital                                                 7.125           11/1/2010            1,514,408
         2,375,000 Unilever Capital Corp.                                           6.875           11/1/2005            2,531,228
           775,000 Union Pacific Corp.                                              6.625            2/1/2029              738,017
         2,350,000 Union Pacific Corp.                                              6.650           1/15/2011            2,388,470
           925,000 United Mexican States                                           11.500           5/15/2026            1,177,063
         1,675,000 United Mexican States                                            9.750            4/6/2005            1,880,188
         4,850,000 United Mexican States                                            9.875            2/1/2010            5,415,500
         2,575,000 United States Bank National Association Minneapolis              6.375            8/1/2011            2,608,681
        20,000,000 United States Treasury Bonds                                    10.625           8/15/2015           29,668,800
         7,515,000 United States Treasury Bonds                                     8.125           8/15/2021            9,598,083
         3,275,000 United States Treasury Bonds                                     6.125           8/15/2029            3,466,391
         2,510,000 United States Treasury Bonds                                     6.250           5/15/2030            2,719,552
         2,875,000 United States Treasury Bonds                                    11.250           2/15/2015            4,410,883
         3,705,000 United States Treasury Bonds                                     8.875           2/15/2019            4,970,480
        10,825,000 United States Treasury Bonds                                     6.750           8/15/2026           12,203,456
         3,675,000 United States Treasury Notes                                     5.000           2/15/2011            3,661,219
         8,300,000 United States Treasury Notes                                     7.000           7/15/2006            9,176,646
         5,100,000 United States Treasury Notes                                     5.875          11/15/2004            5,398,044
         3,925,000 United States Treasury Notes                                     6.125           8/31/2002            4,034,782
         2,400,000 United States West Capital Funding, Inc.                         6.375           7/15/2008            2,265,984
         1,625,000 United Technologies Corp.                                        7.500           9/15/2029            1,788,069
         2,850,000 United Technologies Corp.                                        6.700            8/1/2028            2,848,376
           850,000 United Technologies Corp.                                        6.350            3/1/2011              864,093
         1,550,000 Verizon Global Funding Corp.                                     7.750           12/1/2030            1,719,167
         1,500,000 Verizon Global Funding Corp.                                     7.250           12/1/2010            1,604,235
         2,425,000 Vodafone Airtouch, Plc.                                          7.750           2/15/2010            2,654,963
         2,375,000 Wal-Mart Stores, Inc.                                            7.550           2/15/2030            2,725,992
         3,825,000 Wal-Mart Stores, Inc.                                            7.550           2/15/2030            4,416,116
         2,450,000 Wells Fargo & Co.                                                7.250           8/24/2005            2,635,098
         2,100,000 Wells Fargo Bank N.A.                                            6.450            2/1/2011            2,145,969
         2,425,000 West Penn Funding, L.L.C.                                        6.810           9/25/2008            2,584,638
           825,000 Worldcom, Inc.                                                   7.550            4/1/2004              867,209
           750,000 Worldcom, Inc.                                                   6.500           5/15/2004              770,621
         1,350,000 Worldcom, Inc.                                                   7.500           5/15/2011            1,388,711
         1,325,000 Worldcom, Inc.                                                   7.875           5/15/2003            1,392,893
         1,225,000 Worldcom, Inc.                                                   6.500           5/15/2004            1,259,655
         2,050,000 Worldcom, Inc.                                                   7.500           5/15/2011            2,099,364

                   Total Bonds & Notes (Identified Cost $868,159,917)                                                  881,079,260


----------------------------------------------------------------------------------------------------------------------------------
             New England Zenith Bond Income Combined (unaudited) (d)
                                December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
 Shares      Asset Name                                                             Coupon        Maturity Date        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   6,915,000 American Express Credit Corp.                                          1.840            1/3/2002            6,914,293
   3,944,000 Caterpillar Financial Services N.V.                                    1.870           1/14/2002            3,941,337
   1,693,000 General Electric Capital Corp.                                         2.040           1/14/2002            1,691,753
   8,167,000 General Electric Capital Corp.                                         2.050           1/15/2002            8,160,489
   2,527,000 Goldman Sachs Group, L.P.                                              1.750            1/2/2002            2,526,877
   8,556,000 Goldman Sachs Group, L.P.                                              1.750           1/14/2002            8,550,593
   1,440,000 Goldman Sachs Group, L.P.                                              1.750            1/2/2002            1,439,930
   8,450,000 Goldman Sachs Group, L.P.                                              1.950           1/14/2002            8,444,050
   4,315,000 Household Finance Corp.                                                1.860           1/11/2002            4,312,771
   9,361,000 J.P. Morgan Chase & Co.                                                1.730           2/13/2002            9,341,657
   5,190,000 Morgan Stanley Dean Witter & Co.                                       2.020           1/15/2002            5,185,923
     839,000 State Street Repurchase Agreement                                      0.650            1/2/2002              839,000
   3,295,000 Verizon Network Fund                                                   1.750            1/7/2002            3,294,039

             Total Short Term Investments (Identified Cost $64,642,711)                                                 64,642,711
-----------------------------------------------------------------------------------------------------------------------------------

             Total Investments                                                                                         945,721,971
-----------------------------------------------------------------------------------------------------------------------------------

New England Zenith Fund
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (UNAUDITED)



                                                                                New England
                                                          Metropolitan          Zenith Fund          Adjustments
                                                          Series Fund           State Street       (References are
                                                         Street Research       Research Bond         to Pro Forma      Pro Forma
                                                        Income Portfolio       Income Series          Footnotes)        Combined
                                                       -----------------       --------------       --------------    ------------
Assets
Investments at value*                                       $545,969,075       $399,752,896        $           --    $945,721,971
Cash                                                             167,728                650                    --         168,378
Receivable for:
  Fund shares sold                                               153,892          1,060,603                    --       1,214,495
  Open forward currency contracts - net                               --              5,973                    --           5,973
  Futures variation margin                                       135,249             60,413                    --         195,662
  Dividends and interest                                       8,869,676          4,292,762                    --      13,162,438
  Foreign taxes                                                   10,267                 --                    --          10,267
  Collateral for securities loaned                            36,658,425                 --                    --      36,658,425
Prepaid expense                                                    2,900                 --                    --           2,900
                                                            ------------       -------------        -------------    ------------
    Total assets                                             591,967,212        405,173,297                    --     997,140,509
                                                            ------------       -------------        -------------    ------------
Liabilities

Payable for:
  Securities purchased                                        12,256,914         46,652,842                    --      58,909,756
  Fund shares redeemed                                            94,063            970,617                    --       1,064,680
  Open forward currency contracts - net                           49,665                 --                    --          49,665
  Return of collateral for securities loaned                  36,658,425                 --                    --      36,658,425
  Foreign taxes                                                    1,765                 --                    --           1,765
Accrued expenses:
  Management fees                                                145,908            120,330                    --         266,238
  Service and distribution fees                                       --              1,362                    --           1,362
  Deferred trustees fees                                              --             58,420                    --          58,420
  Other expenses                                                  33,203             21,373                    --          54,576
                                                            ------------       ------------         -------------    ------------
    Total liabilities                                         49,239,943         47,824,944                    --      97,064,887
                                                            ------------       ------------         -------------    ------------
Net Assets                                                  $542,727,269       $357,348,353         $          --    $900,075,622
                                                            ============       ============         =============    ============
---------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
  Capital paid in                                           $525,633,576       $350,213,337         $          --     875,846,913
  Undistributed net investment income                         20,624,873         10,958,857                    --      31,583,730
  Accumulated net realized gains (losses)                    (13,341,293         (7,303,900)                   --     -20,645,193
  Unrealized appreciation (depreciation)
  on investments and futures contracts                         9,810,113          3,480,059                    --      13,290,172
                                                            ------------       ------------                         ------------
    Total                                                   $542,727,269       $357,348,353         $          --    $900,075,622
                                                            ============       ============         =============    ============
Net Assets - Class A                                        $542,646,215       $349,416,941         $          --    $892,063,156
                                                            ============       ============         =============    ============
Net Assets - Class B                                                 n/a       $  7,931,412                    --       7,931,412
                                                            ============       ============         =============    ============
Net Assets - Class E                                        $     81,054                n/a         $          --    $     81,054
                                                            ============       ============         =============    ============
Capital shares outstanding - Class A                          41,870,908          3,196,016          (36,907,529)(a)    8,159,395
                                                            ============       ============         =============    ============
Capital shares outstanding - Class B                                 n/a             72,967                                72,967
                                                            ============       ============         =============    ============
Capital shares outstanding - Class E                               6,251                n/a               (5,510)(a)          741
                                                            ============       ============         =============    ============
Net Asset Value and Offering
Price Per Share - Class A                                   $      12.96       $     109.33                    --    $     109.33
                                                            ============       ============         =============    ============
Net Asset Value and Offering
Price Per Share - Class B                                            n/a       $     108.70                          $     108.70
                                                            ============       ============         =============    ============
Net Asset Value and Offering
Price Per Share - Class E                                   $     $12.97                n/a                    --    $     109.33
                                                            ============       ============         =============    ============
---------------------------------------------------------------------------------------------------------------------------------
*Identified cost of investments                             $536,413,037       $396,389,591         $           -     932,802,628


                        See notes to financial statements

New England Zenith Fund
COMBINED PRO FORMA STATEMENT OF OPERATIONS
For the period ended December 31, 2001 (UNAUDITED)

                                                              Metropolitan Series Fund     New England Zenith Fund
                                                                State Street Research       State Street Research
                                                                       Income                    Bond Income
                                                                      Portfolio                    Series
                                                              ------------------------     -----------------------
Investment Income

        Interest income (1)                                   $             31,764,462                 20,891,054
                                                              ------------------------     -----------------------
                                                                            31,764,462                 20,891,054
Expenses

        Management fees                                                      1,654,497                  1,289,312
        Service and distribution fees                                                4                      3,023
        Directors fees and expenses                                             11,746                         --
        Trustees fees and expenses                                                  --                     26,238
        Custodian                                                              169,001                    119,469
        Audit and tax services                                                  17,171                     20,429
        Legal                                                                    1,888                     14,487
        Printing                                                               206,148                    105,973
        Insurance                                                                5,063                      6,028
        Miscellaneous expenses                                                     508                      5,425
                                                              ------------------------     -----------------------
            Total Expenses                                                   2,066,026                  1,590,384
                                                              ------------------------     -----------------------
        Net investment income                                               29,698,436                 19,300,670
                                                              ------------------------     -----------------------

Realized and Unrealized Gain (Loss) on Investments

        Net realized gain (loss)
          on investments                                                     5,622,173                  2,190,431
        Net realized gain (loss)
          on foreign currency transactions                                    (179,344)                (2,001,382)
        Net realized gain (loss)
          on futures transactions                                              921,123                     59,440
                                                              ------------------------     -----------------------
           Net realized gain (loss)
             on investments, foreign currency,
             and futures transactions                                        6,363,952                    248,489


        Net unrealized appreciation
          (depreciation) on investments                                      3,704,540                  6,676,461
        Net unrealized appreciation
          (depreciation) on foreign currency transactions                      413,199                       (910)
        Net unrealized appreciation
          (depreciation) on futures transactions                               304,203                    110,720
                                                              ------------------------     -----------------------
        Net unrealized gain (loss) on investments,
          foreign currency, and futures transactions                         4,421,942                  6,786,271
                                                              ------------------------     -----------------------
        Net gain (loss)                                                     10,785,894                  7,034,760

Net increase (decrease) in Net Assets from Operations         $             40,484,330    $            26,335,430
                                                              ========================     =======================

--------------------------------------------------------------------------------------     -----------------------
   1    Income on securities loaned                           $                145,276    $                    --


                                                                  Adjustments
                                                               (References are
                                                                 to Pro Forma                   Pro Forma
                                                                  Footnotes)                     Combined
                                                             -------------------         ----------------------
Investment Income

        Interest income (1)                                                  --                     52,655,516
                                                             -------------------         ----------------------
                                                                             --                     52,655,516
Expenses

        Management fees                                                 395,453  (b)                 3,339,262
        Service and distribution fees                                        --                          3,027
        Directors fees and expenses                                     (11,746) (c)                        --
        Trustees fees and expenses                                       11,746  (c)                    37,984
        Custodian                                                      (112,528) (e)                   175,942
        Audit and tax services                                          (17,171) (e)                    20,429
        Legal                                                                --                         16,375
        Printing                                                             --                        312,121
        Insurance                                                            --                         11,091
        Miscellaneous expenses                                               --                          5,933
                                                             -------------------         ----------------------
            Total Expenses                                              265,754                      3,922,164
                                                             -------------------         ----------------------
        Net investment income                                                --                     48,733,352
                                                             -------------------         ----------------------




Realized and Unrealized Gain (Loss) on Investments

        Net realized gain (loss)
          on investments                                                     --                      7,812,604
        Net realized gain (loss)
          on foreign currency transactions                                   --                     (2,180,726)
        Net realized gain (loss)
          on futures transactions                                            --                        980,563
                                                             -------------------         ----------------------
           Net realized gain (loss)
             on investments, foreign currency,
             and futures transactions                                        --                      6,612,441


        Net unrealized appreciation
          (depreciation) on investments
        Net unrealized appreciation                                          --                     10,381,001
          (depreciation) on foreign currency transactions                    --                        412,289
        Net unrealized appreciation
          (depreciation) on futures transactions                             --                        414,923
                                                             -------------------         ----------------------
        Net unrealized gain (loss) on investments,
          foreign currency, and futures transactions                         --                     11,208,213
                                                             -------------------         ----------------------



        Net gain (loss)                                                                             17,820,654

Net increase (decrease) in Net Assets from Operations       $                --         $           66,554,006
                                                             ===================         ======================
---------------------------------------------------------------------------------------------------------------
   1    Income on securities loaned                         $                --         $              145,276




                        See notes to financial statements

Notes to Pro Forma Combining Financial Statements (Unaudited)
December 31, 2001

INTRODUCTORY PARAGRAPH

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Metropolitan Series Fund's State Street Research Income Portfolio in exchange for shares of New England Zenith Fund's State Street Research Bond Income Series at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, New England Zenith Fund's State Street Research Bond Income Series, and the results of operations of New England Zenith Fund's State Street Research Bond Income Series for pre-combination periods will not be restated. The pro forma combined financial statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan or Reorganization.

The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Metropolitan Series Fund's State Street Research Income Portfolio and New England Zenith Fund's State Street Research Bond Income Series, as though the reorganization occurred as of December 31, 2001. The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended December 31, 2001 as though the reorganization occurred as of the beginning of the period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the Metropolitan Series Fund's State Street Research Income Portfolio and New England Zenith Fund's State Street Research Bond Income Series, which are incorporated by reference in the Statement of Additional Information.

Note a
Reflects change in shares outstanding due to the issuance of Class A and Class E shares of New England Zenith Fund's State Street Research Bond Income Series in exchange for Class A and Class E Shares of Metropolitan Series Fund's State Street Research Income Portfolio based upon the net asset value of the New England Zenith Fund's State Street Research Bond Income Series Class A shares at December 31, 2001.

Note b
Reflects the New England Zenith Fund State Street Research Bond Income Series' investment advisory fee rate of 0.40%.

Note c
Reflects reclassification of certain balances to conform to the New England Zenith Fund State Street Research Bond Income Series' expense structure.

Note d
No realignment of the portfolio is expected in connection with the Merger.

Note e
Reflects adjustment for estimated cost savings arising from the Merger.

                            PART C. OTHER INFORMATION

Item 15. Indemnification

      See Article 4 of the Trust's Bylaws, as amended, filed as Exhibit 1 to Post-Effective Amendment No. 23 on Form N-1A (File No. 2-83538) which Exhibit is incorporated herein by reference. In addition, the Trust maintains a trustees and officers liability insurance policy with a maximum coverage of $15 million under which the Trust and its trustees and officers are named insureds.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust's Bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit of proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.    Exhibits

(1)   (a)   Amended and Restated Agreement and Declaration of Trust dated
            October 30, 2000 ("Declaration of Trust") is incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 2-83538) filed on December 21, 2000.

      (b) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated February 1, 2001 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (c) Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust dated May 1, 2001 is incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 2-83538) filed on January 18, 2002.

      (d) Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust dated June 28, 2001 is incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 2-83538) filed on January 18, 2002.

(2)   (a)   By-Laws, as amended, are incorporated herein by reference to
            Post-Effective Amendment No. 23 (File No. 2-83538) filed on March 2,
            1998.

      (b) Amendment to By-Laws relating to Electronic Proxy Voting is incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 2-83538) filed on March 2, 1998.

(3)   None.

(4) Form of Agreement and Plan of Reorganization (filed as Appendix A to Part A hereof).

(5)   None.

(6)   (a)   Advisory Agreements by and between New England Investment
            Management, LLC ("NEIM") (formerly New England Investment
            Management, Inc. and prior to that, TNE Advisers, Inc.) and the Fund, on behalf of each of its Loomis Sayles Small Cap, Alger Equity
            Growth, Davis Venture Value, Westpeak Growth and Income, Back Bay
            Advisors Managed, Salomon Brothers Strategic Bond Opportunities,
            Back Bay Advisors Bond Income, Salomon Brothers U.S. Government and
            Back Bay Advisors Money Market Series are incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 2-83538) filed on May 1, 1998 as Exhibits 5(a) as follows:

            (i)   Loomis Sayles Small Cap Series

            (ii)  Alger Equity Growth Series

            (iii) Davis Venture Value Series

            (iv)  Westpeak Growth and Income Series

            (v)   Back Bay Advisors Managed Series

            (vi)  Salomon Brothers Strategic Bond Opportunities Series

            (vii) Back Bay Advisors Bond Income Series

            (viii) Salomon Brothers U.S. Government Series

            (ix)  Back Bay Advisors Money Market Series

      (b) Advisory Agreement between the Fund on behalf of its Harris Oakmark Mid Cap Value Series (formerly Goldman Sachs MidCap Value Series) and NEIM is incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 2-83538) filed on April 29, 1999.

      (c) Advisory Agreements by and between the Fund, on behalf of each of its MFS Investors Trust Series (formerly, MFS Investors Series) and MFS Research Managers Series, and NEIM are incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 2-83538) filed on April 29, 1999.

      (d) Form of Advisory Agreement between the Fund, on behalf of its Zenith Equity Series (formerly Capital Growth Series), and MetLife Advisers, LLC. is incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 2-83538) filed on January 18, 2002.

      (e) Amended and Restated Advisory Agreement between the Fund, on behalf of its Balanced Series (formerly Loomis Sayles Balanced Series) and NEIM is incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 2-83538) filed on April 28, 2000.

      (f) Form of Advisory Agreement between the Fund, on behalf of its Jennison Focused Growth Series, and MetLife Advisers, LLC. is incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 2-83538) filed on January 18, 2002.

      (g) Form of Advisory Agreement between the Fund, on behalf of its Capital Guardian U.S. Equity Series, and MetLife Advisers, LLC. is incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 2-83538) filed on January 18, 2002.

      (h) Form of Advisory Agreement between the Fund, on behalf of its Mid Cap Opportunities Series, and MetLife Advisers, LLC. is incorporated herein by reference to Post-Effective Amendment No. 33 (File
            No. 2-83538) filed on January 18, 2002.

      (i) Subadvisory Agreements relating to the following Series of the Registrant, by and between NEIM and the subadvisers indicated in parentheses, are incorporated herein to Post-Effective Amendment No. 23 (File No. 2-83538) filed on March 2, 1998 as Exhibits 5(b) as follows:

            (i)   Alger Equity Growth Series (Fred Alger Management Inc.)

            (ii) Salomon Brothers Strategic Bond Opportunities Series (Salomon Brothers Asset Management Inc. ["SBAM"] and Salomon Brothers Asset Management Limited ["SBAM Ltd"].)

            (iii) Salomon Brothers U.S. Government Series (SBAM)

      (j) Sub-Advisory Agreement for the Davis Venture Value Series by and among NEIM, Davis Selected Advisers, L.P. and Davis Selected Advisers - NY, Inc. dated as of January 1, 2001 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (k) Sub-Advisory Agreements for the MFS Investors Series and the MFS Research Managers Series are incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 2-83538) filed on April 29, 1999.

      (l) Sub-Advisory Agreement for the Balanced Series between NEIM and Wellington Management Company, LLP is incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 2-83538) filed on April 28, 2000.

      (m) Sub-Advisory Agreement for the Harris Oakmark Mid Cap Value Series between NEIM and Harris Associates L.P. dated as of October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (n) Sub-Advisory Agreement for the Loomis Sayles Small Cap Series by and between NEIM and Loomis, Sayles & Company, L.P. dated as of October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (o) Sub-Advisory Agreement for the Westpeak Growth and Income Series by and between NEIM and Westpeak Investment Advisors, L.P. ("Westpeak") dated as of October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (p) Sub-Advisory Agreement for the Back Bay Advisors Managed Series by and between NEIM and Back Bay Advisors, L.P. ("Back Bay Advisors") dated as of October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (q) Sub-Advisory Agreement for the Back Bay Advisors Bond Income Series by and between NEIM and Back Bay Advisors dated October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (r) Sub-Advisory Agreement for the Back Bay Advisors Money Market Series by and between NEIM and Back Bay Advisors dated October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (s) Interim Sub-Advisory Agreement for the Harris Oakmark Mid Cap Value Series between NEIM and Harris Associates L.P. dated as of October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (t) Interim Sub-Advisory Agreement for the Loomis Sayles Small Cap Series by and between NEIM and Loomis, Sayles & Company, L.P. dated as of October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (u) Interim Sub-Advisory Agreement for the Westpeak Growth and Income Series by and between NEIM and Westpeak Investment Advisors, L.P. ("Westpeak") dated as of October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (v) Interim Sub-Advisory Agreement for the Westpeak Stock Index Series by and between NEIM and Westpeak dated as of October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (w) Interim Sub-Advisory Agreement for the Back Bay Advisors Managed Series by and between NEIM and Back Bay Advisors, L.P. ("Back Bay Advisors") dated as of October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (x) Interim Sub-Advisory Agreement for the Back Bay Advisors Bond Income Series by and between NEIM and Back Bay Advisors dated October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (y) Interim Sub-Advisory Agreement for the Back Bay Advisors Money Market Series by and between NEIM and Back Bay Advisors dated October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

      (z) Sub-Advisory Agreement for the Capital Growth Series by and between MetLife Advisers, LLC and Capital Growth Management Limited Partnership is incorporated herein by reference to Post-Effective Amendment No. 32 (File No. 2-83538) filed on April 16, 2001.

      (aa) Sub-Advisory Agreement for the State Street Research Money Market Series by and between MetLife Advisers, LLC and State Street Research and Management Company is incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 2-83538) filed on January 18, 2002.

      (bb) Sub-Advisory Agreement for the State Street Research Bond Income Series by and between MetLife Advisers, LLC and State Street Research and Management Company is incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 2-83538) filed on January 18, 2002.

      (cc) Sub-Advisory Agreement for MFS Total Return Series by and between MetLife Advisers, LLC and Massachusetts Financial Services Company is incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 2-83538) filed on January 18, 2002.

      (dd) Form of Sub-Advisory Agreement for Capital Guardian U.S. Equity Series by and between MetLife Advisers, LLC and Capital Guardian Trust Company is incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 2-83538) filed on January 18, 2002.

      (ee) Form of Sub-Advisory Agreement for Jennison Focused Growth Series by and between MetLife Advisers, LLC and Jennison Associates, LLC. is incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 2-83538) filed on January 18, 2002.

(7) Distribution Agreement by and between New England Securities Corporation ("NES") and the Fund, dated as of February 1, 2001 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

(8)   None.

(9)   (a)   Amended and Restated Custodian Contract among the Fund, New England
            Mutual Life Insurance Company ("The New England"), and State Street
            Bank and Trust Company ("State Street"), dated September 24, 1992, is incorporated herein by reference to Post-Effective No. 24 (File
            No. 2-83538) filed on May 1, 1998.

      (b) Amendment No. 1, dated April 29, 1993, to the Amended and Restated Custodian Contract, among the Fund, The New England and State Street relating to the applicability of the Custodian Contract to the Westpeak Growth and Income and Loomis Sayles Avanti Growth Series, is incorporated herein by reference to Post-Effective No. 24 (File No. 2-83538) filed on May 1, 1998.

      (c) Amendment No. 2, dated April 29, 1994, to the Amended and Restated Custodian Contract, among the Fund, The New England and State Street relating to the applicability of the Custodian Contract to the Loomis Sayles Small Cap Series is incorporated herein by reference to Post-Effective No. 24 (File No. 2-83538) filed on May 1, 1998.

      (d) Amendment No. 3, dated October 31, 1994, to the Amended and Restated Custodian Contract, among the Fund, The New England and State Street relating to the applicability of the Custodian Contract to each of the Loomis Sayles Balanced Series, Draycott International Equity Series, Salomon Brothers U.S. Government Series, Salomon Brothers Strategic Bond Opportunities Series, Davis Venture Value Series, Alger Equity Growth Series and CS First Boston Strategic Equity Opportunities Series is incorporated herein by reference to Post-Effective No. 24 (File No. 2-83538) filed on May 1, 1998.

      (e) Amendment No. 4, dated as of April 28, 1999, to the Amended and Restated Custodian Contract, among the Fund, NELICO and State Street relating to the applicability of the Custodian Contract to each of the MFS Investors Series and the MFS Research Managers Series, is incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 2-83538) filed on April 29, 1999.

      (f) Amendment, dated as of November 17, 1999, to Amended and Restated Custodian Agreement among the Fund, State Street and Metropolitan Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 27 (File No. 2-83538) filed on March 2, 2000.

      (g) Amendment, dated as of August 3, 2000, to Amended and Restated Custodian Agreement between the Fund and State Street is incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 2-83538) filed on December 21, 2000.

(10)   (a)   Class B and Class E Distribution and Services Plan is
             incorporated herein by reference to Post-Effective Amendment No.
             30 (File No. 2-83538) filed on February 16, 2001.

       (b) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 is incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

*(11) Opinion and consent of Ropes & Gray with respect to the legality of the securities being registered.

**(12) Opinion and consent of Ropes & Gray on tax matters and consequences to shareholders (form of tax opinion filed herewith).

(13)   None.

*(14)  Consent of Deloitte & Touche LLP.

(15)   None.

(16)   (a)   Powers of Attorney are incorporated herein by reference to
             Post-Effective Amendment No. 27 (File No. 2-83538) filed on March
             2, 2000.

       (b) Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 2-83538) filed on February 16, 2001.

(17)   *(a)  Form of Voting Instruction Form.

       *(b) Annual Report for the fiscal year ended December 31, 2001 of the Trust.

       *(c) Annual Report for the fiscal year ended December 31, 2001 of the Metropolitan Series Fund, Inc.

       (d) The following documents, each filed via EDGAR and listed with their filing accession number, are incorporated by reference into the Prospectus/Proxy Statement and the Statement of Additional Information for the Series referenced below:

          o  The Prospectus of the Met Series dated May 1, 2001 -
             0000950130-01-001704

             o  As supplemented on May 1, 2001 - 0000950130-01-501139

             o  As supplemented on May 10, 2001 - 0000950130-01-510456

             o  As supplemented on September 24, 2001 - 0000950109-01-503696

             o  As supplemented on February 4, 2002 - 0000950135-02-000399

             o  As supplemented on February 6, 2002 - 0000950135-02-000468

          o The Statement of Additional Information of the Met Series dated May 1, 2001 - 0000950130-01-001704

             o  As supplemented on May 1, 2001 - 0000950130-01-501139

          o The Statement of Additional Information of the Zenith Series dated May 1, 2001- 0000927016-01-500187

             o  As supplemented on May 3, 2001 - 0000927016-01-500623

             o  As supplemented on June 28, 2001 - 0000927016-01-501704

             o  As supplemented on September 21, 2001 - 0000950135-01-502883

          o Annual Report to Shareholders of the Zenith Series dated December 31, 2001 (filed herewith as Exhibit 17(b))

          o Annual Report to Shareholders of the Met Series dated December 31, 2001 (filed herewith as Exhibit 17(c))

          o The Statement of Additional Information of the Zenith Series dated March 22, 2002, relating to the proposed acquisition of the Met Series by the Zenith Series (filed herewith as Part B)
----------
*     Filed herewith
**    To be filed by amendment

Item 17. Undertakings

      (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (c) The Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed mergers described in this Registration Statement within a reasonable time after receipt of such opinion or ruling.

      A copy of the Agreement and Declaration of Trust establishing New England Zenith Fund is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement is executed on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

      As required by the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant in the city of Boston and the Commonwealth of Massachusetts on the 19th day of February, 2002.

                                        New England Zenith Fund

                                        By: /s/ ANNE GOGGIN
                                            ------------------------------------
                                            Anne Goggin
                                            President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following person in the capacities and as of the date indicated.

/s/ ANNE GOGGIN        Chairman of the Board; Chief           February 19, 2002
---------------------  Executive Officer; President and
Anne Goggin            Trustee


/s/ PETER DUFFY        Treasurer;                             February 19, 2002
---------------------  Principal Financial and Accounting
Peter Duffy            Officer


JOHN J. ARENA*         Trustee                                February 19, 2002
---------------------
John J. Arena

JOHN W. FLYNN*         Trustee                                February 19, 2002
---------------------
John W. Flynn

MARY ANN BROWN*        Trustee                                February 19, 2002
---------------------
Mary Ann Brown

NANCY HAWTHORNE*       Trustee                                February 19, 2002
---------------------
Nancy Hawthorne

EDWARD A. BENJAMIN*    Trustee                                February 19, 2002
---------------------
Edward A. Benjamin

JOHN T. LUDES*         Trustee                                February 19, 2002
---------------------
John T. Ludes

DALE ROGERS MARSHALL*  Trustee                                February 19, 2002
---------------------
Dale Rogers Marshall

                                        *By: /s/ THOMAS M. LENZ
                                             -----------------------------------
                                             Thomas M. Lenz
                                             Attorney-in-Fact
                                             February 19, 2002

                                  EXHIBIT INDEX

Exhibit     Item
-------     ----

 (11) Opinion and consent of Ropes & Gray with respect to the legality of the securities being registered.

 (12) Form of opinion and consent of Ropes & Gray on tax matters and consequences to shareholders.

 (14)       Consent of Deloitte & Touche LLP.

 (17)(a)    Form of Voting Instruction Form.

 (17)(b) Annual Report for the fiscal year ended December 31, 2001 of the Trust.

 (17)(c) Annual Report for the fiscal year ended December 31, 2001 of the Metropolitan Series Fund, Inc.